DREYFUS INVESTMENT FUNDS
Dreyfus/Standish Global Fixed Income Fund
Dreyfus/Standish Intermediate Tax Exempt Bond Fund
Dreyfus/The Boston Company Small/Mid Cap Growth Fund
200 Park Avenue
New York, New York  10166

December 20, 2013

Dear Shareholder:

Enclosed are a Notice and a Combined Proxy Statement concerning a Special Joint Meeting of Shareholders of Dreyfus/Standish Global Fixed Income Fund (the "Global Fixed Income Fund"), Dreyfus/Standish Intermediate Tax Exempt Bond Fund (the "Tax Exempt Bond Fund") and Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the "Small/Mid Cap Growth Fund") (each, a "Fund" and collectively, the "Funds"), each a series of Dreyfus Investment Funds (the "Trust").  As a shareholder of the Fund(s), you are being asked to vote on, as applicable, (1) certain matters in connection with the implementation of proposed changes to the Tax Exempt Bond Fund's investment objective and investment strategy (Tax Exempt Bond Fund shareholders only), (2) proposed changes to certain of the fundamental investment restrictions of each Fund in connection with the modernization of those policies, (3) the engagement of a sub-adviser for each Fund and (4) a "manager of managers" arrangement for each Fund, as described below.  If shareholders approve the Proposals set forth below, the proposed changes would take effect on or about February 21, 2014.

Proposal 1.  The Trust's Board of Trustees (the "Board") has approved, subject to shareholder approval of Proposals 1.A and 1.B, changing the Tax Exempt Bond Fund's investment objective and certain fundamental investment policies and changing the Fund's name to "Dreyfus Tax Sensitive Total Return Bond Fund."  Only shareholders of the Tax Exempt Bond Fund vote on Proposals 1.A, 1.B and 1.C.  Currently, the Tax Exempt Bond Fund seeks to provide a high level of interest income exempt from federal income tax, while seeking preservation of shareholders' capital.  To pursue its goal, as a fundamental policy, the Tax Exempt Bond Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal personal income tax.  In addition, as a fundamental policy, the Tax Exempt Bond Fund invests at least 65% of its net assets in general obligation bonds and revenue bonds.  As proposed, the Tax Exempt Bond Fund would invest in a variety of fixed-income securities, normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in bonds (or other instruments with similar economic characteristics).  In addition, the Tax Exempt Bond Fund normally would invest at least 65% of its net assets in municipal bonds that provide income exempt from federal income tax.  The Tax Exempt Bond Fund would have the ability to invest up to 35% of its net assets in taxable bonds.  As a new policy, the Tax Exempt Bond Fund also would have the ability to invest, to a limited extent, in bonds rated below investment grade ("high yield" or "junk" bonds), or their unrated equivalent, and in foreign bonds, including emerging market bonds.  The Tax Exempt Bond Fund would maintain an effective portfolio duration of seven years or less.  To be consistent with the Tax Exempt Bond Fund's proposed investment strategy changes, the Fund's investment objective would be to seek high after-tax total return.  In addition, in connection with changing the Fund's investment strategy, the Board has approved, and proposed for shareholder approval as Proposal 2.D, changing the sub-classification of the Fund from a "diversified company" to a "non-diversified company" as defined in the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a smaller number of companies than a diversified fund.

Proposal 2.  The Board has approved, subject to shareholder approval of Proposals 2.A through 2.H, as applicable, revising or removing certain of the Funds' fundamental investment restrictions pertaining to borrowing, issuing senior securities and pledging assets, making loans, investing in derivatives, issuer diversification, margin, investing in real estate and real estate-related securities and investing in certain restricted or illiquid securities.  These changes are being proposed to provide the Funds with additional investment flexibility, to clarify and/or expand the Funds' ability to enter into certain types of transactions and/or to better align the relevant fundamental investment restrictions with those of other funds in the Dreyfus Family of Funds.

Proposal 3.  The Board has approved, subject to shareholder approval of Proposals 3.A, 3.B and 3.C, as applicable, the engagement by The Dreyfus Corporation ("Dreyfus"), the Funds' investment adviser, of an affiliated sub-adviser for each Fund.  Currently, the portfolio managers of the Global Fixed Income Fund and the Tax Exempt Bond Fund manage the respective Fund as dual employees of Dreyfus and Standish Mellon Asset Management Company LLC ("Standish"), an affiliate of Dreyfus.  Similarly, the portfolio managers of the Small/Mid Cap Growth Fund currently manage the Fund as dual employees of Dreyfus and The Boston Company Asset Management, LLC ("TBCAM"), also an affiliate of Dreyfus.  The Board has approved, subject to shareholder approval, Standish to serve as sub-adviser for the Global Fixed Income Fund and the Tax Exempt Bond Fund, and TBCAM to serve as sub-adviser for the Small/Mid Cap Growth Fund.  Each Fund's current portfolio managers would continue to manage its assets, with the exception of one of the three current portfolio managers for the Tax Exempt Bond Fund, who would be replaced by two new portfolio managers in connection with Proposal 1.

Proposal 4.  The Board has approved, subject to shareholder approval of Proposal 4, the implementation of a "manager of managers" arrangement for each Fund whereby Dreyfus, under certain circumstances, would be able to hire and replace affiliated and unaffiliated sub-advisers for the Fund without obtaining shareholder approval.

After careful review, the Board has approved each of the Proposals for the relevant Fund(s), as applicable, set forth in the enclosed Combined Proxy Statement.  The Board recommends that you read the enclosed materials carefully and then vote in favor of each Proposal for your Fund(s).

Since certain of the Proposals are common to the Funds, we have combined the proxy statement to save on expenses.  If you own shares of more than one of the Funds, the Combined Proxy Statement also may save you the time of reading more than one document before you vote.  If you own shares of more than one of the Funds on the record date for the meeting, please note that each Fund has a separate proxy card.  You should complete a proxy card, or otherwise provide voting instructions, for each Fund in which you own shares.

Your vote is extremely important, no matter how large or small your Fund holdings.  By voting promptly, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

●	By Mail. Please complete, date and sign the enclosed proxy card for each Fund in which you own shares and mail it in the enclosed, postage-paid envelope.
●	By Internet. Have your proxy card(s) available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
●	By Telephone. Have your proxy card(s) available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
●	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card(s).  These voting methods will save the Funds money because they would not have to pay for return-mail postage.  If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person at the meeting.  Whichever voting method you choose, please take the time to read the full text of the Combined Proxy Statement before you vote.  If you have any questions before you vote, please call 1-800-DREYFUS.

Your vote is very important to us.  Thank you for your response and for your continued investment with the Fund(s).

Sincerely,

Bradley J. Skapyak
President
Dreyfus Investment Funds

DREYFUS INVESTMENT FUNDS
Dreyfus/Standish Global Fixed Income Fund
Dreyfus/Standish Intermediate Tax Exempt Bond Fund
Dreyfus/The Boston Company Small/Mid Cap Growth Fund

Notice of Special Joint Meeting of Shareholders To Be Held on February 13, 2014

To the Shareholders:

A Special Joint Meeting of Shareholders of Dreyfus/Standish Global Fixed Income Fund (the "Global Fixed Income Fund"), Dreyfus/Standish Intermediate Tax Exempt Bond Fund (the "Tax Exempt Bond Fund") and Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the "Small/Mid Cap Growth Fund") (each, a "Fund" and collectively, the "Funds"), each a series of Dreyfus Investment Funds, will be held at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, on Thursday, February 13, 2014 at 9:30 a.m., for the following purposes:

1.	A.	To approve changing the Tax Exempt Bond Fund's investment objective.

B.
To approve removing the Tax Exempt Bond Fund's fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets in municipal bonds that provide income exempt from federal personal income tax.

	C.	To approve removing the Tax Exempt Bond Fund's fundamental investment policy to invest at least 65% of its net assets in general obligation bonds and revenue bonds.

2.	A.	To approve revising each Fund's fundamental investment restriction on borrowing, issuing senior securities and pledging assets.

	B.	To approve revising each Fund's fundamental investment restriction on making loans.

	C.	To approve revising each Fund's fundamental investment restriction on investing in derivatives.

	D.	To approve removing each Fund's fundamental investment restriction regarding issuer diversification.

	E.	To approve removing each Fund's fundamental investment restriction on margin.

	F.	To approve revising each Fund's fundamental investment restriction on investing in real estate and real estate-related securities.

	G.	To approve removing the Small/Mid Cap Growth Fund's fundamental investment restriction with respect to purchasing additional securities if the Fund's borrowings exceed 5% of its net assets.

	H.	To approve changing the Tax Exempt Bond Fund's fundamental investment restriction with respect to investing in certain restricted or illiquid securities to a non-fundamental policy.

3.	A.	To approve a Sub-Investment Advisory Agreement for the Global Fixed Income Fund between Dreyfus and Standish Mellon Asset Management Company LLC.

	B.	To approve a Sub-Investment Advisory Agreement for the Tax Exempt Bond Fund between Dreyfus and Standish Mellon Asset Management Company LLC.

	C.	To approve a Sub-Investment Advisory Agreement for the Small/Mid Cap Growth Fund between Dreyfus and The Boston Company Asset Management, LLC.

4.	To approve the implementation of a "manager of managers" arrangement whereby Dreyfus, the Funds' investment adviser, under certain circumstances, would be able to hire and replace affiliated and unaffiliated sub-advisers for each Fund without obtaining shareholder approval.

5.	To transact such other business as may properly come before the meeting, or any adjournment(s) thereof.

Fund shareholders of record at the close of business on December 6, 2013 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees,

Janette E. Farragher
Secretary

New York, New York December 20, 2013

WE NEED YOUR PROXY VOTE.

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY LAW, THE MEETING OF SHAREHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED.  IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.  CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE YOUR FUND(S) TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY.  YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

DREYFUS INVESTMENT FUNDS
Dreyfus/Standish Global Fixed Income Fund
Dreyfus/Standish Intermediate Tax Exempt Bond Fund
Dreyfus/The Boston Company Small/Mid Cap Growth Fund

COMBINED PROXY STATEMENT

Special Joint Meeting of Shareholders
to be held on Thursday, February 13, 2014

This Combined Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the "Board") of Dreyfus Investment Funds (the "Trust"), on behalf of Dreyfus/Standish Global Fixed Income Fund (the "Global Fixed Income Fund"), Dreyfus/Standish Intermediate Tax Exempt Bond Fund (the "Tax Exempt Bond Fund") and Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the "Small/Mid Cap Growth Fund") (each, a "Fund" and collectively, the "Funds"), each a series of the Trust, to be used at the Special Joint Meeting of Shareholders (the "Meeting") of the Funds to be held on Thursday, February 13, 2014 at 9:30 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Special Joint Meeting of Shareholders.

Shareholders of record at the close of business on December 6, 2013 are entitled to receive notice of and to vote at the Meeting.  Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  Information as to the number of shares outstanding and share ownership for each Fund is set forth on Schedule 1 to this Combined Proxy Statement.

The following table summarizes the Proposals and the Funds to which each Proposal applies.  Shareholders of each Fund will vote as a single class on each Proposal applicable to that Fund.  Each Proposal will be voted on separately by the applicable Fund's shareholders.  The implementation of a Proposal approved by a Fund's shareholders is not contingent on the approval by shareholders of any other Proposal for that Fund or any other Fund except that the Tax Exempt Bond Fund's investment strategy change will not be implemented unless both of Proposals 1.A and 1.B are approved by the Fund's shareholders.

		Global Fixed Income Fund	Tax Exempt Bond Fund	Small/Mid Cap Growth Fund
Proposal 1:			✓
A.	To approve changing the Fund's investment objective
B.
To approve removing the Fund's fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets in municipal bonds that provide income exempt from federal personal income tax
✓
C.	To approve removing the Fund's fundamental investment policy to invest at least 65% of its net assets in general obligation bonds and revenue bonds		✓
Proposal 2:		✓	✓	✓
A.	To approve revising the Fund's fundamental investment restriction on borrowing, issuing senior securities and pledging assets
B.	To approve revising the Fund's fundamental investment restriction on making loans	✓	✓	✓
C.	To approve revising the Fund's fundamental investment restriction on investing in derivatives	✓	✓	✓
D.	To approve removing the Fund's fundamental investment restriction regarding issuer diversification	✓	✓	✓
E.	To approve removing the Fund's fundamental investment restriction on margin	✓	✓	✓
F.	To approve revising the Fund's fundamental investment restriction on investing in real estate and real estate-related securities	✓	✓	✓
G.	To approve removing the Fund's fundamental investment restriction with respect to purchasing additional securities if the Fund's borrowings exceed 5% of its net assets			✓
H.	To approve changing the Fund's fundamental investment restriction with respect to investing in certain restricted or illiquid securities to a non-fundamental policy		✓
Proposal 3:		✓
A.	To approve a Sub-Investment Advisory Agreement for the Fund between Dreyfus and Standish Mellon Asset Management Company LLC
B.	To approve a Sub-Investment Advisory Agreement for the Fund between Dreyfus and Standish Mellon Asset Management Company LLC		✓
C.	To approve a Sub-Investment Advisory Agreement for the Fund between Dreyfus and The Boston Company Asset Management, LLC			✓
Proposal 4:

To approve the implementation of a "manager of managers" arrangement whereby Dreyfus, the Funds' investment adviser, under certain circumstances, would be able to hire and replace affiliated and unaffiliated sub-advisers for the Fund without obtaining shareholder approval
		✓	✓	✓

Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and, if no voting instructions are given, shares will be voted "FOR" the Proposals, as applicable.  If the enclosed proxy card(s) is executed and returned, it nevertheless may be revoked by giving another proxy, by calling the toll-free telephone number, through the Internet or by letter directed to the relevant Fund, which must indicate the shareholder's name and account number.  To be effective, such revocation must be received before the Meeting.  In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

It is essential that shareholders who own shares in more than one Fund complete, date, sign and return each proxy card they receive, or otherwise provide voting instructions with respect to each such Fund.

The approximate mailing date of this Combined Proxy Statement and the accompanying proxy card(s) is December 20, 2013.

The principal executive office of the Funds is located at 200 Park Avenue, New York, New York 10166.  Copies of each Fund's most recent Annual Report and, for the Global Fixed Income Fund, Semi-Annual Report are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visiting www.dreyfus.com or calling toll-free 1-800-DREYFUS.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

THIS COMBINED PROXY STATEMENT AND COPIES OF EACH FUND'S MOST RECENT ANNUAL REPORT AND, FOR THE GLOBAL FIXED INCOME FUND, SEMI-ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT WWW.DREYFUS.COM/PROXYINFO

INTRODUCTION TO PROPOSAL 1

Only shareholders of the Tax Exempt Bond Fund vote on Proposals 1.A, 1.B and 1.C.

Currently, the Tax Exempt Bond Fund seeks to provide a high level of interest income exempt from federal income tax, while seeking preservation of shareholders' capital.  To pursue its goal, as a fundamental policy, the Tax Exempt Bond Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal personal income tax.  Pursuant to a fundamental investment policy, the Tax Exempt Bond Fund also is required to invest at least 65% of its net assets in general obligation bonds and revenue bonds.  The Tax Exempt Bond Fund currently invests exclusively in fixed-income securities rated, at the time of purchase, investment grade (i.e., Baa/BBB or higher) or the unrated equivalent as determined by Dreyfus, with an emphasis on high grade securities.  The dollar-weighted average effective maturity of the Tax Exempt Bond Fund's portfolio generally is between 3 and 10 years, but the Fund may invest in individual securities of any maturity.  The Tax Exempt Bond Fund may invest up to 20% of its assets in municipal bonds that provide income exempt from federal income tax, but that are subject to the federal alternative minimum tax ("AMT").  The Tax Exempt Bond Fund's benchmark index is the Barclays Capital 3-, 5-, 7-, 10-Year Municipal Bond® Index.

The Board has approved, subject to shareholder approval of Proposals 1.A and 1.B, as described below, changing the Tax Exempt Bond Fund's investment objective and certain fundamental investment policies and changing the Fund's name to "Dreyfus Tax Sensitive Total Return Bond Fund."  As proposed, the Tax Exempt Bond Fund would invest in a variety of fixed-income securities, normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in bonds (or other instruments with similar economic characteristics).  In addition, the Tax Exempt Bond Fund normally would invest at least 65% of its net assets in municipal bonds that provide income exempt from federal income tax.  The Tax Exempt Bond Fund would have the ability to invest up to 35% of its net assets in taxable bonds.  The Tax Exempt Bond Fund also would have the ability to invest, to a limited extent, in bonds rated below investment grade ("high yield" or "junk" bonds), or their unrated equivalent, and in foreign bonds, including emerging market bonds.  To be consistent with the Tax Exempt Bond Fund's proposed investment strategy changes, the Fund's investment objective would be to seek high after-tax total return.  The Tax Exempt Bond Fund would maintain an effective portfolio duration of seven years or less.  The Fund's benchmark index would not be changed.  In addition, as described below in Proposal 2.D and subject to shareholder approval of such Proposal, the Tax Exempt Bond Fund would change from a "diversified" fund to a "non-diversified" fund, which means that the proportion of the fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act").

In connection with changing the Tax Exempt Bond Fund's investment strategy, one of the Tax Exempt Bond Fund's current primary portfolio managers would be replaced with two new primary portfolio managers — Daniel Rabasco and Mountaga Aw — who would join Christine L. Todd and Thomas Casey, two of the Fund's current primary portfolio managers.  Mr. Rabasco is the chief investment officer for tax sensitive fixed-income at Standish Mellon Asset Management Company LLC ("Standish"), an affiliate of Dreyfus, where he has been employed since 1998.  Mr. Aw is a senior portfolio manager for tax sensitive strategies at Standish, where he has been employed since March 2010.  Prior to joining Standish, Mr. Aw worked at Bank of America, where he was head of proprietary tax exempt relative value trading, and previously held positions as a fixed-income strategist at JP Morgan.  Messrs. Rabasco and Aw also have been employed by Dreyfus since 2012 and 2011, respectively.  In addition, as described below in Proposal 3.A and subject to shareholder approval, the Fund's portfolio managers who are dual employees of Dreyfus and Standish, and who currently serve as portfolio managers of the Fund in their capacity as employees of Dreyfus, and the new portfolio managers, would manage the Fund in the future as employees of Standish as the Fund's sub-adviser.

The Tax Exempt Bond Fund commenced operations in November 1992.  As of September 30, 2013, the Fund had approximately $132 million in assets.  The proposed investment management-related changes would provide the Tax Exempt Bond Fund's portfolio managers with greater investment flexibility and, although there are additional risks presented by the expanded types of investments proposed for the Fund, should provide the Fund with the potential for higher total returns, including yield, and increased diversification in the types of securities in which the Fund is permitted to invest (e.g., various types of bonds in addition to municipal bonds).  Additional risks include additional credit risk, foreign investment risk, mortgage-related securities risk, asset-backed securities risk, inflation-indexed security risk, zero coupon, pay-in-kind and step-up securities risk, liquidity risk and non-diversification risk, as described below under "The Tax Exempt Bond Fund's Proposed Investment Strategy."  The ability of the portfolio managers of the Tax Exempt Bond Fund to reduce its effective portfolio duration to zero could benefit the Fund in a period of rising interest rates.  A portion of the Fund's income would continue to be tax exempt for shareholders for federal income tax purposes.  The Fund, however, also would invest up to 35% of its assets in securities that generate income that is not exempt from federal or state income tax.  Distributions paid by the Fund on these securities are subject to federal income tax, and may also be subject to state or local taxes.  It is anticipated that certain securities currently held by the Tax Exempt Bond Fund would be sold to implement the investment strategy changes, causing higher portfolio turnover than is typical for the Fund and the realization of capital gains in respect of any appreciated securities that are sold, resulting in taxable capital gains for Fund shareholders to the extent that such capital gains are not offset by any capital loss carryovers of the Fund.  Dreyfus will seek to implement the changes to the Tax Exempt Bond Fund's investment strategy in an orderly manner, taking into consideration such factors as market conditions, portfolio transaction costs and the potential tax implications to Fund shareholders.

The Tax Exempt Bond Fund will not change its investment strategy, and all of the other proposed changes referenced above will not be implemented, unless shareholders approve both Proposals 1.A and 1.B.  If Proposals 1.A and 1.B are approved by shareholders, all of the proposed changes referenced above will take effect on or about February 21, 2014 (the "Effective Date").

The Tax Exempt Bond Fund's Proposed Investment Strategy

Subject to shareholder approval of the relevant Proposals, as of the Effective Date, the Tax Exempt Bond Fund will seek high after-tax total return.  To pursue its goal, the Fund normally will invest at least 80% of its net assets, plus any borrowings for investment purposes, in bonds (or other instruments with similar economic characteristics).  The Fund's objective and the policy with respect to the investment of 80% of its assets may be changed by the Board, upon 60 days' prior notice to shareholders.  The Fund normally will invest at least 65% of its net assets in municipal bonds that provide income exempt from federal income tax.  The Fund may invest up to 35% of its net assets in taxable bonds and may invest, without limitation, in municipal bonds the income from which is subject to the AMT.  The Fund also may invest in money market instruments and other short-term debt instruments.  The Fund's bond investments would include, but not be limited to, the following:

●	municipal bonds
●	bonds issued or guaranteed by the U.S. government or its agencies or instrumentalities
●	corporate bonds
●	mortgage-related securities
●	asset-backed securities
●	bonds of foreign governments and companies (limited to up to 15% of the Fund's assets, including emerging market bonds)
●	inflation-indexed securities
●	zero coupon, pay-in-kind and step-up securities
●	eurodollar and yankee dollar investments

The Tax Exempt Bond Fund will invest principally in bonds rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by Standish, which will serve, subject to shareholder approval, as the Fund's sub-adviser.  The Fund would be permitted to invest up to 25% of its assets in the aggregate in fixed-income securities rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Standish, with up to 15% of the Fund's assets in such securities that are taxable and up to 10% of its assets in such securities that are tax exempt.

The Tax Exempt Bond Fund's portfolio managers will seek to exploit relative value opportunities within the municipal bond market and to selectively invest in taxable securities that may offer the potential to enhance after-tax total return and/or reduce volatility.  In selecting securities, the portfolio managers will use a combination of fundamental credit analysis and macro-economic and quantitative inputs, while seeking to exploit relative value opportunities across municipal and taxable securities.  A disciplined rigorous active management process will be employed to evaluate on an ongoing basis all Fund holdings.  A security held by the Fund may become a sell candidate if it no longer meets the portfolio managers' strategic or structural objective, if bonds with better after-tax total return characteristics become available, or the issuer's creditworthiness is deteriorating.

The Tax Exempt Bond Fund generally will maintain an effective portfolio duration of seven years or less.  The Fund will not have any restrictions on its average effective portfolio maturity or on the maturity or duration of the individual bonds the Fund may purchase.  Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates.  Generally, the longer the duration, the higher the expected volatility.  For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%.  Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

Although not a principal investment strategy, the Tax Exempt Bond Fund may, but is not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, to manage the effective duration or maturity of the Fund's portfolio, or as part of a hedging strategy.  To the extent such derivatives have similar economic characteristics to bonds, these investments will be considered "bonds" for purposes of the Fund's policy with respect to the investment of 80% of its net assets.  These derivative instruments would include options, futures and options on futures (including those relating to securities, foreign currencies, indexes and interest rates), forward contracts, swaps (including interest rate, credit default and total return swaps), options on swaps, and other credit derivatives.  Swap agreements can be used to transfer the interest rate or credit risk of a security without actually transferring ownership of the security or to customize exposure to particular corporate credit.  The Fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters).  Inverse floaters are created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses.  Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note. To enhance current income, the Fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the Fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price.  The Fund also may make forward commitments in which the Fund agrees to buy or sell a security in the future at an agreed upon price.  Future rules and regulations of the Securities and Exchange Commission may impact the Fund's use of derivatives as described above.

In addition to the investment risks currently applicable to the Tax Exempt Bond Fund as described in the Fund's prospectus, as of the Effective Date, an investment in the Fund will be subject to the following additional principal risks:

•
Credit risk.  Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the Fund's share price.  The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations.  High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.  The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.  Bonds rated investment grade when purchased by the Fund may subsequently be downgraded.

•
Market risk.  The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

•
Foreign investment risk.  To the extent the Fund invests in foreign securities, the Fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.  Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the Fund.  Securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more developed economies.

•
Mortgage-related securities risk.  Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities.  The Fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets.  Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate.  Privately issued mortgage-related securities also are subject to credit risks associated with the performance of the underlying mortgage properties, and may be more volatile and less liquid than more traditional government-backed debt securities.  As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates.  However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the Fund to purchase new securities at current market rates, which usually will be lower.  The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the Fund's potential price gain in response to falling interest rates, reduce the Fund's yield or cause the Fund's share price to fall.  Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization.  When interest rates rise, the effective duration of the Fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets.  This is known as extension risk and would increase the Fund's sensitivity to rising interest rates and its potential for price declines.

•
Asset-backed securities risk.  General downturns in the economy could cause the value of asset-backed securities to fall.  In addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities.  Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities.  Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

•
Inflation-indexed security risk.  Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation.  If the index measuring inflation falls, the interest payable on these securities will be reduced.  The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities.  Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal.  Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.  As a result, the Fund may be required to make annual distributions to shareholders that exceed the cash the Fund received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so.  Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

•
Zero coupon, pay-in-kind and step-up securities risk.  Zero coupon securities are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date).  Pay-in-kind securities are bonds that generally pay interest through the issuance of additional bonds.  Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates.  The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.  In addition, unlike bonds which pay cash interest throughout the period to maturity, the Fund will realize no cash until the cash payment or maturity date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.  The Internal Revenue Code requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments.  To maintain its qualification as a regulated investment company and avoid liability for federal income tax, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy this distribution requirement.

•
Derivatives risk.  A small investment in derivatives could have a potentially large impact on the Fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying instruments or the Fund's other investments.  Derivative instruments, such as swap agreements, forward contracts and over-the-counter options, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.  Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions.  Certain types of derivatives, including swap agreements, forward contracts and other over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.  The Fund may be required to segregate liquid assets, or otherwise cover its obligations, relating to the Fund's transactions in derivatives.  These requirements assume the obligation is for full payment of the value of the underlying instrument, in cash or by physical delivery, at the settlement date; thus, the Fund must set aside liquid assets equal to such derivatives contract's full notional value (generally, the total numerical value of the asset underlying a derivatives contract at the time of valuation) while the positions are open.  If the derivatives contract provides for periodic cash settlement during the term of the transaction or cash payment of the gain or loss under the transaction at the settlement date, the Fund may segregate liquid assets in an amount equal to the Fund's daily marked-to-market net obligation (i.e., the Fund's daily net liability) under the contract, if any.  By setting aside assets equal to only its net obligations, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.  Future rules and regulations of the Securities and Exchange Commission (SEC) may impact the Fund's operations as described in this Proxy Statement.

•
Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  In such a market, the value of such securities and the Fund's share price may fall dramatically, even during periods of declining interest rates.  Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.  Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell.  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

•
Non-diversification risk.  The Fund is non-diversified, which means that the Fund may invest a relatively high percentage of its assets in a limited number of issuers.  Therefore, the Fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Implementation of the proposed changes referenced above for the Tax Exempt Bond Fund is contingent upon shareholder approval of Proposals 1.A and 1.B.

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PROPOSAL 1.A:	TO APPROVE CHANGING THE TAX EXEMPT BOND FUND'S INVESTMENT OBJECTIVE

The Board has approved, and recommends that shareholders of the Tax Exempt Bond Fund approve, changing the Fund's investment objective to be consistent with the Fund's investment strategy change approved by the Board.  Although not required to be a fundamental policy, the Fund's investment objective currently is a fundamental policy, which can only be changed by a vote of the Fund's shareholders.  If shareholders approve Proposal 1.A., the Fund's new investment objective would be non-fundamental and could be changed by the Board, upon 60 days' prior notice to shareholders.

The proposed change to the investment objective is as follows:

Current Investment Objective:	to seek to provide a high level of interest income exempt from federal income tax, while seeking preservation of shareholders' capital.

Proposed Investment Objective:	to seek to provide a high after-tax total return.

The Fund's proposed investment objective differs from its current investment objective in that the Fund will no longer seek to provide a high level of interest income that is exempt from federal income tax (since the Fund would not be investing at least 80% of its net assets in municipal bonds that provide income exempt from federal personal income tax), nor will it seek to preserve shareholders' capital.  Rather, the Fund will seek to provide a high after-tax total return.

*     *    *

PROPOSAL 1.B:	TO APPROVE REMOVING THE TAX EXEMPT BOND FUND'S FUNDAMENTAL INVESTMENT POLICY TO INVEST, UNDER NORMAL CIRCUMSTANCES, AT LEAST 80% OF ITS NET ASSETS IN MUNICIPAL BONDS THAT PROVIDE INCOME EXEMPT FROM FEDERAL PERSONAL INCOME TAX

The Tax Exempt Bond Fund has adopted the following as a fundamental investment policy, which can only be changed by a vote of the Fund's shareholders:

The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal personal income tax.

The Board has approved, and recommends that shareholders of the Tax Exempt Bond Fund approve, removing this fundamental investment policy in order to implement the investment strategy change approved by the Board.  In connection with the investment strategy change, the Board has approved the following non-fundamental investment policy which may be changed by the Board, upon 60 days' prior notice to shareholders:

The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds (or other instruments with similar economic characteristics).

The Tax Exempt Bond Fund will change its investment strategy as described under "Introduction to Proposal 1" above if Proposals 1.A and 1.B are approved by shareholders.

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PROPOSAL 1.C:	TO APPROVE REMOVING THE TAX EXEMPT BOND FUND'S FUNDAMENTAL INVESTMENT POLICY TO INVEST AT LEAST 65% OF ITS NET ASSETS IN GENERAL OBLIGATION BONDS AND REVENUE BONDS

The Tax Exempt Bond Fund has adopted the following as a fundamental investment policy, which can only be changed by a vote of the Fund's shareholders:

The Fund invests at least 65% of the value of its net assets in general obligation bonds and revenue bonds.

The Board has approved, and recommends that shareholders of the Tax Exempt Bond Fund approve, removing this fundamental investment policy.  However, the Board has approved the following non-fundamental investment policy:

The Fund normally will invest at least 65% of its net assets in municipal bonds that provide income exempt from federal income tax.

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INTRODUCTION TO PROPOSALS 2.A THROUGH 2.H

Shareholders of each Fund vote separately on Proposals 2.A through 2.H, as indicated.

Management of each Fund believes it appropriate to change or remove certain fundamental investment restrictions (which may only be changed or removed with shareholder approval), as described below.  The 1940 Act requires that a relatively limited number of investment restrictions or policies be designated as "fundamental," meaning they may not be changed without shareholder approval.1  The Funds have adopted certain restrictions and have designated certain other restrictions as fundamental which are not required to be fundamental restrictions, which the Board and Fund management now believe are unduly restrictive.

The Board and Fund management believe that the changes to, or removal of, the fundamental investment restrictions, as described in Proposals 2.A through 2.H below, will provide the Funds with additional investment flexibility, clarify and/or expand the Funds' ability to enter into certain types of transactions and/or better align the relevant fundamental investment restrictions with those of other funds in the Dreyfus Family of Funds.

__________________________
1
The policies required to be fundamental under the 1940 Act relate to (a) the classification and sub-classification under the 1940 Act within which the Fund may operate, (b) borrowing money, (c) issuing senior securities, (d) engaging in the business of underwriting securities issued by other persons, (e) concentrating investments in a particular industry or group of industries, (f) purchasing and selling real estate or commodities, (g) making loans to other persons, and (h) changing the nature of the business so as to cease to be an investment company.

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PROPOSAL 2.A:	TO APPROVE REVISING EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION ON BORROWING, ISSUING SENIOR SECURITIES AND PLEDGING ASSETS

The Funds have adopted the following policy as a fundamental investment restriction, which can only be changed by a vote of the relevant Fund's shareholders:

Global Fixed Income Fund:

The Fund may not issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Fund may (a) borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets to secure such borrowings, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

Tax Exempt Bond Fund:

The Fund may not issue senior securities, borrow money or pledge or mortgage its assets, except that the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

Small/Mid Cap Growth Fund:

The Fund may not issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Fund may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

The Board recommends that Fund shareholders approve revising the above investment restriction for their Fund to permit the Fund to borrow money or issue any senior security to the extent permitted by the 1940 Act and to remove unnecessary limitations on pledging assets.  The 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund's total assets (including the amounts being borrowed) from banks.  To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain an "asset coverage" of at least 300% of the amount of its borrowings, and, in the event that the Fund's asset coverage falls below 300%, the Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays).  Asset coverage means the ratio that the value of the Fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.  Borrowing money to increase portfolio holdings is known as "leveraging."  Borrowing, especially when used for leverage, may cause the value of the Fund's shares to be more volatile than if the Fund did not borrow.  This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund's portfolio holdings.  To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund.  There also are costs associated with borrowing money, and these costs would reduce and could eliminate the Fund's net investment income in any given period.  The Funds currently do not intend to borrow money for leverage or to pledge assets (other than in connection with permissible transactions).  As is currently the case, the Funds, however, mayborrow money for temporary or emergency (not leveraging) purposes.  While such borrowings exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments.

"Senior securities" are defined as obligations of a Fund that have a priority over the Fund's shares with respect to the payment of dividends or the distribution of Fund assets.  The 1940 Act prohibits the Funds from issuing senior securities except that a Fund may borrow money in amounts of up to one-third of the Fund's total assets from banks for any purpose.  Certain investment techniques involving derivatives, such as credit default swaps, total return swaps, futures contracts, forward roll transactions, short sales, or the writing of options on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate the Fund's assets or otherwise cover its obligations.  To the extent a Fund covers its commitment under these transactions, including by the segregation of liquid assets, such instrument will not be considered a "senior security" by the Fund.  As proposed to be revised, this investment restriction will be interpreted to permit a Fund to engage in certain trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act and will not prevent collateral, escrow, or margin or other deposit arrangements with respect to short sales, swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.  Accordingly, the Board has approved, and recommends that Fund shareholders approve, revising each investment restriction stated above to read as follows:

The Fund may not borrow money or issue any senior security, except to the extent permitted under the 1940 Act.

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PROPOSAL 2.B:	TO APPROVE REVISING EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION ON MAKING LOANS

The Funds have adopted the following policy as a fundamental investment restriction, which can only be changed by a vote of the relevant Fund's shareholders:

Global Fixed Income Fund:

The Fund may not lend portfolio securities, except that the Fund may lend its portfolio securities with a value up to 20% of its total assets (with a 10% limit for any borrower) and may enter into repurchase agreements with respect to 25% of the value of its net assets.

Tax Exempt Bond Fund:

The Fund may not lend portfolio securities, except that the Fund may enter into repurchase agreements which are terminable within seven days.

Small/Mid Cap Growth Fund:

The Fund may not make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33-1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

The Board recommends that Fund shareholders approve revising the above investment restriction for their Fund to permit the Tax Exempt Bond Fund to lend portfolio securities, the Global Fixed Income Fund to lend portfolio securities to a greater extent, and the Tax Exempt Bond Fund and the Global Fixed Income Fund to have more flexibility with respect to investing in repurchase agreements, and to clarify each Fund's ability to engage in transactions that might be deemed to involve loans, such as the purchase of certain debt securities and loans.  In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

Most of the funds in the Dreyfus Family of Funds have the ability to engage in portfolio securities lending, and many participate in a securities lending program operated by The Bank of New York Mellon (the "BNYM"), an affiliate of Dreyfus.  The practice of mutual funds lending their portfolio securities to enhance returns to shareholders is common in the industry.  Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities.  The Fund also has the right to terminate a loan at any time.  Any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the Fund retains the right to recall a security and may then exercise the security's voting rights.  In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date.  The Fund may recall the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon.  Under the 1940 Act, an investment company is limited in the amount of portfolio securities it may loan to 33-1/3% of its total assets (including the value of all assets received as collateral for the loan).  The Fund will receive collateral consisting of cash or cash equivalents or, to the extent a permissible investment for the Fund, U.S. government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee.  If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment.  BNYM, as lending agent, will receive a percentage of the total earnings of a Fund derived from lending its portfolio securities.  Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.  Loans are made only to borrowers that are deemed by Dreyfus to be of good financial standing.  In a loan transaction, the lending Fund will also bear the risk of any decline in value of securities acquired with cash collateral.  The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by Dreyfus, repurchase agreements or other high quality instruments with short maturities, in each case, to the extent it is a permissible investment for the Fund.

Accordingly, the Board has approved, and recommends that Fund shareholders approve, revising each investment restriction stated above to read as follows:

The Fund may not lend any securities or make loans to others, except to the extent permitted under the Investment Company Act of 1940, as amended.  For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board.

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PROPOSAL 2.C:	TO APPROVE REVISING EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING IN DERIVATIVES

The Funds have adopted the following policy as a fundamental investment restriction, which can only be changed by a vote of the relevant Fund's shareholders:

Global Fixed Income Fund and Small/Mid Cap Growth Fund:

The Fund may not purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

Tax Exempt Bond Fund:

The Fund may not purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and options on financial futures contracts.

The Board recommends that Fund shareholders approve revising the above investment restriction for their Fund to expand the list of derivative instruments to include other derivative instruments.  It is not believed that the Funds currently are prohibited from using other derivative instruments, provided that such agreements and instruments are appropriately disclosed in the Fund's prospectus and/or statement of additional information, or, for the Tax Exempt Bond Fund, as described in connection with Proposals 1.A and 1.B above, if such Proposals are approved, so it is proposed to expand this list of derivative instruments to clarify that it is not intended to be limiting.  Accordingly, the Board has approved, and recommends that Fund shareholders approve, revising each investment restriction stated above to read as follows:

The Fund may not purchase or sell physical commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices, and enter into swap agreements and other derivative instruments that are commodities or commodity contracts.

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PROPOSAL 2.D:	TO APPROVE REMOVING EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING ISSUER DIVERSIFICATION

The Funds have adopted the following policy as a fundamental investment restriction, which can only be removed by a vote of the relevant Fund's shareholders:

Global Fixed Income Fund:

The Fund may not, with respect to at least 50% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

Tax Exempt Bond Fund and Small/Mid Cap Growth Fund:

The Fund may not, with respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

The Board has approved, and recommends that Fund shareholders approve, removing each Fund's fundamental investment restriction stated above.

For the Tax Exempt Bond Fund and the Small/Mid Cap Growth Fund, removing this investment restriction would have the effect of changing the sub-classification of each such Fund from a "diversified company" to a "non-diversified company", as such terms are defined in the 1940 Act.  Generally, a fund that is non-diversified may invest a higher percentage of its assets in a smaller number of companies than a diversified fund.  For a diversified fund, at least 75% of the value of the fund's total assets must be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies and other securities of any one issuer limited to 5% of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.  A non-diversified fund is not subject to these requirements.

Because each of the Tax Exempt Bond Fund and the Small/Mid Cap Growth Fund would have the flexibility to invest in a smaller number of issuers as a non-diversified fund than it does currently, the Fund's net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Fund's investments consisted of securities issued by a larger number of issuers.  It should be noted that, as a non-diversified fund, each Fund would nonetheless remain subject to the following diversification requirements that apply to mutual funds under the Internal Revenue Code of 1986, as amended (the "Code"):  (1) with respect to 50% of the Fund's total assets, the Fund may not invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer; and (2) with respect to the remaining 50% of the Fund's total assets, the Fund may not invest more than 25% of its assets in any one issuer.

The Global Fixed Income Fund already is classified as a non-diversified fund and is subject to the requirements of the Code for mutual funds.  The Global Fixed Income Fund will seek to comply with the Code, but the diversification requirement described above does not need to be a fundamental investment restriction of the Fund.

It also should be noted that, even if Proposal 2.D is approved, Dreyfus may not operate the Funds as non-diversified at all times, depending on Dreyfus' assessment of the investment opportunities available from time to time.

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PROPOSAL 2.E:	TO APPROVE REMOVING EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION ON MARGIN

The Funds have adopted the following policy as a fundamental investment restriction, which can only be removed by a vote of the relevant Fund's shareholders:

The Fund may not purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

The Board recommends that Fund shareholders approve removing the above investment restriction to avoid confusion regarding the Fund's ability to engage in transactions that might be considered to be on "margin," such as certain types of derivatives transactions.  Accordingly, the Board has approved, and recommends that Fund shareholders approve, removing the above investment restriction.

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PROPOSAL 2.F:	TO APPROVE REVISING EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING IN REAL ESTATE AND REAL ESTATE-RELATED SECURITIES

The Funds have adopted the following policy as a fundamental investment restriction, which can only be changed by a vote of the relevant Fund's shareholders:

Global Fixed Income Fund:

The Fund may not purchase real estate or real estate mortgage loans, although the Fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

Tax Exempt Bond Fund:

The Fund may not purchase real estate or real estate mortgage loans, although the Fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein and may purchase, hold and sell real estate acquired as a result of ownership of securities or other instruments.

Small/Mid Cap Growth Fund:

The Fund may not purchase real estate or real estate mortgage loans.

The Board recommends that Fund shareholders approve revising the above investment restriction for their Fund to clarify that the Funds may invest in real estate investment trust securities ("REITs") and, for the Small/Mid Cap Growth Fund, securities that are secured by real estate or issued by companies that invest or deal in real estate, and that the Global Fixed Income Fund and the Small/Mid Cap Growth Fund may acquire and hold real estate or interests through exercising rights or remedies with regard to such securities.  REITs are pooled investment funds that invest in real estate or real estate-related companies.  In general, the value of a REIT's shares changes in light of factors affecting the real estate industry and can be affected by tax and regulatory requirements and by perceptions of management skill.  The Board has approved, and recommends that Fund shareholders approve, revising each investment restriction stated above to read as follows:

The Fund may not purchase or sell real estate, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

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PROPOSAL 2.G:	TO APPROVE REMOVING THE SMALL/MID CAP GROWTH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PURCHASING ADDITIONAL SECURITIES IF THE FUND'S BORROWINGS EXCEED 5% OF ITS NET ASSETS

   The Small/Mid Cap Growth Fund has adopted the following policy as a fundamental investment restriction, which can only be changed by a vote of the Fund's shareholders:

The Fund may not purchase additional securities if the Fund's borrowings exceed 5% of its net assets.

Although the Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, the Board recommends that Fund shareholders approve removing the above investment restriction to provide the Fund with maximum flexibility in the event of future changes to its investment strategy.  Accordingly, the Board has approved, and recommends that Fund shareholders approve, removing the above investment restriction.

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PROPOSAL 2.H:	TO APPROVE CHANGING THE TAX EXEMPT BOND FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTING IN CERTAIN RESTRICTED OR ILLIQUID SECURITIES TO A NON-FUNDAMENTAL POLICY

   The Tax Exempt Bond Fund has adopted the following policy as a fundamental investment restriction, which can only be changed by a vote of the Fund's shareholders:

The Fund may not invest more than an aggregate of 15% of the net assets of the Fund in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

The above investment restriction, although currently a regulatory limitation for open-end investment companies, is not required to be a fundamental investment restriction and may be a non-fundamental investment restriction, which may be changed by the Board at any time without shareholder approval.  If in the future regulatory requirements change and the Board determines that investing more than 15% of its net assets in such securities is advantageous for the Fund, the process of removing or changing this investment restriction would be streamlined if the restriction were a non-fundamental investment restriction.  Accordingly, the Board has approved, and recommends that shareholders approve, changing the investment restriction from a fundamental investment restriction to a non-fundamental investment restriction.

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PROPOSAL 3.A:	TO APPROVE A SUB-INVESTMENT ADVISORY AGREEMENT FOR THE GLOBAL FIXED INCOME FUND BETWEEN DREYFUS AND STANDISH MELLON ASSET MANAGEMENT COMPANY LLC

PROPOSAL 3.B:	TO APPROVE A SUB-INVESTMENT ADVISORY AGREEMENT FOR THE TAX EXEMPT BOND FUND BETWEEN DREYFUS AND STANDISH MELLON ASSET MANAGEMENT COMPANY LLC

Shareholders of the Global Fixed Income Fund and the Tax Exempt Bond Fund vote separately on Proposals 3.A and 3.B, respectively.

At a meeting of the Board held on October 30-31, 2013 (the "Board Meeting"), the Board approved, subject to shareholder approval, Standish, an affiliate of Dreyfus, to serve as a sub-adviser for each Fund.  The portfolio managers of the Global Fixed Income Fund and the Tax Exempt Bond Fund are dual employees of Dreyfus, the Funds' investment adviser, and Standish, and currently manage those Funds in their capacity as employees of Dreyfus.  Standish would discharge its responsibilities subject to the oversight and supervision of Dreyfus.  Under the proposed Sub-Investment Advisory Agreement between Dreyfus and Standish (the "Standish Sub-Advisory Agreement"), a form of which is attached as Exhibit A hereto, Dreyfus, and not the Funds, compensates Standish with respect to each Fund out of the fee Dreyfus receives from the respective Fund.  There will be no increase in the advisory fee paid by either Fund to Dreyfus as a consequence of the engagement of Standish or the implementation of the Standish Sub-Advisory Agreement.  The fees paid by Dreyfus to Standish depend upon the fee rates negotiated by Dreyfus.

Information About Standish

Standish, a registered investment adviser, is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon").  Standish is a dedicated fixed-income manager that traces its roots back to 1933, when its predecessor firm, Standish, Ayer & Wood, Inc., began managing fixed-income portfolios for U.S. financial institutions, banks and insurance companies.  Standish offers a wide range of discretionary and non-discretionary credit-based and specialty bond strategies for U.S. and global pension funds, sovereign wealth funds, central banks, endowments, foundations, insurance companies and other institutional investors, as well as for high net worth individual investors.  Its principal office is located at BNY Mellon Center, 201 Washington Street, Suite 2900, Boston, Massachusetts 02109.  As of September 30, 2013, Standish had approximately $163 billion in assets under management.

If the Standish Sub-Advisory Agreement is approved by shareholders of the Global Fixed Income Fund, the Fund's current portfolio managers, who are dual employees of Dreyfus and Standish, will continue to manage the Fund's assets using the investment process described in the Fund's prospectus, but will do so as employees of Standish.  If the Standish Sub-Advisory Agreement is approved by shareholders of the Tax Exempt Bond Fund, subject to the approval of Proposals 1.A and 1.B, Christine L. Todd, Thomas Casey, Daniel Rabasco and Mountaga Aw will manage the Fund's assets as employees of Standish using the new investment strategy approved by the Board (see "Introduction to Proposal 1" above (the "New Bond Fund Strategy")).

If the Standish Sub-Advisory Agreement is not approved by shareholders of the Global Fixed Income Fund, the Fund's current portfolio managers will continue to serve as portfolio managers of the Global Fixed Income Fund, but will do so as employees of Dreyfus.  If the Standish Sub-Advisory Agreement is not approved by shareholders of the Tax Exempt Bond Fund, subject to the approval of Proposals 1.A and 1.B, Ms. Todd and Messrs. Casey, Rabasco and Aw will manage the Tax Exempt Bond Fund's assets as employees of Dreyfus using the New Bond Fund Strategy.  If Proposals 1.A and 1.B are not approved by shareholders of the Tax Exempt Bond Fund, the Fund's current portfolio managers will continue to serve as portfolio managers of the Tax Exempt Bond Fund as employees of Dreyfus.

Standish currently does not serve as investment adviser or sub-adviser to any registered investment companies that have similar investment objectives and policies as the Global Fixed Income Fund or the Tax Exempt Bond Fund.

The following persons are executive officers and/or board members of Standish:  Desmond MacIntyre, Chairman and Chief Executive Officer and board member; Christine L. Todd, President and board member; Steven Lipiner, Treasurer; Julia Braithwaite, Chief Compliance Officer and Secretary; Edward H. Ladd, Chairman Emeritus and board member; and Mitchell E. Harris and Cynthia Fryer Steer, board members.  The address of each person listed above, as it relates to the person's position with Standish, is BNY Mellon Center, 201 Washington Street, Suite 2900, Boston, Massachusetts 02109.

Proposed Sub-Investment Advisory Agreement with Standish

The following discussion is a description of the material terms of the Standish Sub-Advisory Agreement.  This description is qualified in its entirety by reference to the form of the Standish Sub-Advisory Agreement contained in Exhibit A to this Combined Proxy Statement.

As to each Fund, the Standish Sub-Advisory Agreement provides that, subject to the supervision and approval of Dreyfus and the Board, Standish will provide investment management of the portion of the Fund's assets which may be assigned to it from time to time by Dreyfus.  Standish, among other duties, will obtain and provide investment research and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets allocated to it, including the placing of portfolio transactions for execution with brokers.  Standish also will perform limited non-management services in connection with the management of its allocated portion of the Fund's assets.  The Standish Sub-Advisory Agreement provides that Standish will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or Dreyfus, except by reason of willful misfeasance, bad faith or gross negligence in the performance of Standish's duties, or by reason of Standish's reckless disregard of its obligations and duties, under the Standish Sub-Advisory Agreement.

Standish will be compensated with respect to each Fund from the fee that Dreyfus receives from the Fund.  There will be no increase in the advisory fee paid by either Fund to Dreyfus as a consequence of the appointment of Standish or the implementation of the Standish Sub-Advisory Agreement.  Standish generally will bear all expenses in connection with the performance of its services under the Standish Sub-Advisory Agreement.  All other expenses to be incurred in the operation of the Funds (other than those borne by Dreyfus) will be borne by each Fund.

In accordance with the Standish Sub-Advisory Agreement and procedures adopted by the Board, Standish may effect Fund portfolio transactions through a broker affiliated with the Funds, Dreyfus or Standish, and the affiliated broker may receive brokerage commissions in connection therewith as permitted by applicable law.

As to each Fund, the Standish Sub-Advisory Agreement is subject to annual approval by the Board, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds (the "Independent Trustees").  As to each Fund, the Standish Sub-Advisory Agreement is terminable with respect to the Fund without penalty by:  (i) Dreyfus on not more than 60 days' notice to Standish; (ii) the Board or by vote of the holders of a majority of the Fund's outstanding voting securities on not more than 60 days' notice to Standish; or (iii) Standish on not less than 90 days' notice to the Fund and Dreyfus.  The Standish Sub-Advisory Agreement provides that it will terminate automatically, as to the relevant Fund, in the event of its assignment.  In addition, the Standish Sub-Advisory Agreement provides that it will terminate if the Investment Advisory Agreement terminates for any reason.

Considerations of the Board

At the Board Meeting, Dreyfus recommended the appointment of Standish to serve as a sub-adviser for each Fund.  The recommendation of Standish was based on, among other information, Dreyfus' review and due diligence report relating to Standish and its investment advisory services.  The Board members also noted that investment personnel of Standish currently serve as dual employees of Dreyfus and Standish in managing (as Dreyfus employees) each Fund and certain other funds in the Dreyfus Family of Funds for which they serve as Board members and that Standish currently serves as sub-adviser to another fund in the Dreyfus Family of Funds for which they serve as Board members.

At the Board Meeting, the Board, all of whose members are Independent Trustees, considered and approved the Standish Sub-Advisory Agreement.  In determining whether to approve the Standish Sub-Advisory Agreement for each Fund, the Board considered the due diligence materials prepared by Dreyfus and other information received in advance of the Board Meeting, which was comprised of:  (i) a copy of the Standish Sub-Advisory Agreement between Dreyfus and Standish; (ii) information regarding the process by which Dreyfus selected and recommended Standish for Board approval; (iii) information regarding the nature, extent and quality of the services Standish would provide to each Fund; (iv) information regarding Standish's investment process, reputation, investment management business, personnel and operations; (v) information regarding Standish's brokerage and trading policies and practices; (vi) information regarding the level of sub-investment advisory fee to be charged by Standish; (vii) information regarding Standish's compliance program; (viii) information regarding historical performance returns of each Fund, with such performance compared to relevant indices (there were no relevant historical returns for the New Bond Fund Strategy); and (ix) information regarding Standish's financial condition.  The Board also considered the substance of discussions with representatives of Dreyfus at the Board Meeting.  Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

Nature, Extent and Quality of Services to be Provided by Standish.  In examining the nature, extent and quality of the services to be provided by Standish to the Funds, the Board considered (i) Standish's organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) its expertise in providing portfolio management services to other similar investment portfolios; (iii) its investment strategy for the Global Fixed Income Fund and its current and proposed New Bond Fund Strategy for the Tax Exempt Bond Fund; (iv) its long- and short-term performance relative to unmanaged indices; and (v) its compliance program.  The Board specifically took into account Standish's investment process and research resources and capabilities.  The Board also discussed the acceptability of the terms of the Standish Sub-Advisory Agreement.  The Board also considered the review process undertaken by Dreyfus, and Dreyfus' favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the Funds by Standish.  The Board concluded that the Funds will benefit from the quality and experience of Standish's investment professionals.  Based on their consideration and review of the foregoing information, the Board concluded, as to each Fund, that the nature, extent and quality of the sub-investment advisory services to be provided by Standish were adequate and appropriate in light of Standish's experience in managing fixed-income assets, Standish's portfolio management and research resources to be applied in managing the Fund's portfolio, and Dreyfus' recommendation to engage Standish, and supported a decision to approve the Standish Sub-Advisory Agreement.

Investment Performance of Standish.  The Board considered the investment performance of each Fund, which is managed by dual employees of Dreyfus and Standish, as a factor in evaluating the Standish Sub-Advisory Agreement during the Board Meeting (there were no relevant historical returns for the New Bond Fund Strategy).  The Board also discussed with representatives of Dreyfus the investment strategies to be employed by Standish in the management of the Funds' assets.  The Board noted Standish's reputation and experience with respect to fixed-income investing, each portfolio manager's experience, and Dreyfus' experience in selecting, evaluating, and overseeing investment managers.  Based on these factors, as to each Fund, the Board supported a decision to approve the Standish Sub-Advisory Agreement.

Costs of Services to be Provided.  The Board considered the proposed fees payable under the Standish Sub-Advisory Agreement, noting that the proposed fee with respect to each Fund would be paid by Dreyfus, and not the Fund, and, thus, would not impact the fee paid by the Fund.  The Board concluded that the proposed fees payable to Standish by Dreyfus in its capacity as sub-adviser were reasonable and appropriate.

Profitability and Economies of Scale to be Realized.  The Board recognized that, because Standish's fees would be paid by Dreyfus, and not the Funds, an analysis of profitability and economies of scale was more appropriate in the context of the Board's consideration of the Investment Advisory Agreement.  Accordingly, considerations of profitability and economies of scale with respect to Standish were not relevant to the Board's determination to approve the Standish Sub-Advisory Agreement with respect to each Fund.

The Board also considered whether there were any ancillary benefits that may accrue to Standish and its affiliates as a result of Standish's relationship with the Funds.  The Board recognized that, because Standish is a subsidiary of BNY Mellon, BNY Mellon will benefit from the sub-investment advisory fees paid by Dreyfus to Standish.  The Board concluded that the benefits that were expected to accrue to Standish and its affiliates by virtue of its relationship with the Funds were reasonable.

In considering the materials and information described above, the Independent Trustees received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, all of whose members are Independent Trustees, with the assistance of independent legal counsel, concluded that the initial approval of the Standish Sub-Advisory Agreement with respect to each Fund was in the best interests of the Fund and approved the Standish Sub-Advisory Agreement for the Fund.

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PROPOSAL 3.C:	TO APPROVE A SUB-INVESTMENT ADVISORY AGREEMENT FOR THE SMALL/MID CAP GROWTH FUND BETWEEN DREYFUS AND THE BOSTON COMPANY ASSET MANAGEMENT, LLC

Only shareholders of the Small/Mid Cap Growth Fund vote on Proposal 3.C.

At the Board Meeting, the Board approved, subject to shareholder approval, The Boston Company Asset Management Company, LLC ("TBCAM"), an affiliate of Dreyfus, to serve as a sub-adviser for the Fund.  The portfolio managers of the Small/Mid Cap Growth Fund are dual employees of Dreyfus, the Fund's investment adviser, and TBCAM, and currently manage the Fund in their capacity as employees of Dreyfus.  TBCAM would discharge its responsibilities subject to the oversight and supervision of Dreyfus.  Under the proposed Sub-Investment Advisory Agreement between Dreyfus and TBCAM (the "TBCAM Sub-Advisory Agreement"), a form of which is attached as Exhibit B hereto, Dreyfus, and not the Fund, compensates TBCAM out of the fee Dreyfus receives from the Fund.  There will be no increase in the advisory fee paid by the Fund to Dreyfus as a consequence of the engagement of TBCAM or the implementation of the TBCAM Sub-Advisory Agreement.  The fee paid by Dreyfus to TBCAM depends upon the fee rates negotiated by Dreyfus.

Information About TBCAM

TBCAM, a registered investment adviser, is a wholly-owned indirect subsidiary of BNY Mellon founded in 1970.  As of September 30, 2013, TBCAM managed more than $46.12 billion in assets in international and domestic equity and balanced portfolios for public, corporate, Taft-Hartley, defined benefit plans, as well as endowment/foundation clients and sub-advised relationships.  Its principal office is located at BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108.

If the TBCAM Sub-Advisory Agreement is approved by shareholders, the Fund's current portfolio managers, who are dual employees of Dreyfus and TBCAM, will continue to manage the Fund's assets using the investment process described in the Fund's prospectus, but will do so as employees of TBCAM.  If the TBCAM Sub-Advisory Agreement is not approved by shareholders of the Fund, the Fund's current portfolio managers will continue to serve as portfolio managers of the Fund, but will do so as employees of Dreyfus.

TBCAM currently does not serve as investment adviser or sub-adviser to any registered investment companies that have similar investment objectives and policies as the Fund.

The following persons are executive officers and/or directors of TBCAM:  Bart A. Grenier, Chairman, Chief Executive Officer, Chief Investment Officer and a director; Joseph P. Gennaco, President, Chief Operating Officer and a director; Daniel J. McCormack, Executive Vice President and Global Head of Distribution; Adam B. Joffe, Director of Alternatives and Chief Administrative Officer; Jennifer Cassedy, Chief Compliance Officer; and Mitchell E. Harris, Edward H. Ladd, Steven Lipiner and Cynthia Fryer Steer, directors.  The address of each person listed above, as it relates to the person's position with TBCAM, is BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108.

Proposed Sub-Investment Advisory Agreement with TBCAM

The following discussion is a description of the material terms of the TBCAM Sub-Advisory Agreement.  This description is qualified in its entirety by reference to the form of the TBCAM Sub-Advisory Agreement contained in Exhibit B to this Combined Proxy Statement.

The TBCAM Sub-Advisory Agreement provides that, subject to the supervision and approval of Dreyfus and the Board, TBCAM will provide investment management of the portion of the Fund's assets which may be assigned to it from time to time by Dreyfus.  TBCAM, among other duties, will obtain and provide investment research and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets allocated to it, including the placing of portfolio transactions for execution with brokers.  TBCAM also will perform limited non-management services in connection with the management of its allocated portion of the Fund's assets.  The TBCAM Sub-Advisory Agreement provides that TBCAM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or Dreyfus, except by reason of willful misfeasance, bad faith or gross negligence in the performance of TBCAM's duties, or by reason of TBCAM's reckless disregard of its obligations and duties, under the TBCAM Sub-Advisory Agreement.

TBCAM will be compensated from the fee that Dreyfus receives from the Fund.  There will be no increase in the advisory fee paid by the Fund to Dreyfus as a consequence of the appointment of TBCAM or the implementation of the TBCAM Sub-Advisory Agreement.  TBCAM generally will bear all expenses in connection with the performance of its services under the TBCAM Sub-Advisory Agreement.  All other expenses to be incurred in the operation of the Fund (other than those borne by Dreyfus) will be borne by the Fund.

In accordance with the TBCAM Sub-Advisory Agreement and procedures adopted by the Board, TBCAM may effect Fund portfolio transactions through a broker-dealer affiliated with the Fund, Dreyfus or TBCAM, and the affiliated broker-dealer may receive brokerage commissions in connection therewith as permitted by applicable law.

The TBCAM Sub-Advisory Agreement is subject to annual approval by the Board, including a majority of the Independent Trustees.  The TBCAM Sub-Advisory Agreement is terminable without penalty by:  (i) Dreyfus on not more than 60 days' notice to TBCAM; (ii) the Board or by vote of the holders of a majority of the Fund's outstanding voting securities on not more than 60 days' notice to TBCAM; or (iii) TBCAM on not less than 90 days' notice to the Fund and Dreyfus.  The TBCAM Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.  In addition, the TBCAM Sub-Advisory Agreement provides that it will terminate if the Investment Advisory Agreement terminates for any reason.

Considerations of the Board

At the Board Meeting, Dreyfus recommended the appointment of TBCAM to serve as a sub-adviser for the Fund.  The recommendation of TBCAM was based on, among other information, Dreyfus' review and due diligence report relating to TBCAM and its investment advisory services.  The Board members also noted that investment personnel of TBCAM currently serve as dual employees of Dreyfus and TBCAM in managing (as Dreyfus employees) the Fund and certain other funds in the Dreyfus Family of Funds for which they serve as Board members and that TBCAM currently serves as sub-adviser to certain other funds in the Dreyfus Family of Funds.

At the Board Meeting, the Board, all of whose members are Independent Trustees, considered and approved the TBCAM Sub-Advisory Agreement.  In determining whether to approve the TBCAM Sub-Advisory Agreement, the Board considered the materials prepared by Dreyfus and other information received in advance of the Board Meeting, which included:  (i) a copy of the TBCAM Sub-Advisory Agreement between Dreyfus and TBCAM; (ii) information regarding the process by which Dreyfus selected and recommended TBCAM for Board approval; (iii) information regarding the nature, extent and quality of the services TBCAM would provide to the Fund; (iv) information regarding TBCAM's investment process, reputation, investment management business, personnel and operations; (v) information regarding TBCAM's brokerage and trading policies and practices; (vi) information regarding the level of sub-investment advisory fee to be charged by TBCAM; (vii) information regarding TBCAM's compliance program; (viii) information regarding the historical performance returns of the Fund, with such performance compared to relevant indices; and (ix) information regarding TBCAM's financial condition.  The Board also considered the substance of discussions with representatives of Dreyfus at the Board Meeting.  Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

Nature, Extent and Quality of Services to be Provided by TBCAM.  In examining the nature, extent and quality of the services to be provided by TBCAM to the Fund, the Board considered (i) TBCAM's organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) its expertise in providing portfolio management services to other similar investment portfolios; (iii) its investment strategy for the Fund; (iv) its long- and short-term performance relative to unmanaged indices; and (v) its compliance program.  The Board specifically took into account TBCAM's investment process and research resources and capabilities.  The Board also discussed the acceptability of the terms of the TBCAM Sub-Advisory Agreement.  The Board also considered the review process undertaken by Dreyfus, and Dreyfus' favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the Fund by TBCAM.  The Board concluded that the Fund will benefit from the quality and experience of TBCAM's investment professionals.  Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by TBCAM were adequate and appropriate in light of TBCAM's experience in managing small/mid cap equity assets, TBCAM's portfolio management and research resources to be applied in managing the Fund's portfolio, and Dreyfus' recommendation to engage TBCAM, and supported a decision to approve the TBCAM Sub-Advisory Agreement.

Investment Performance of TBCAM.  The Board considered the investment performance of the Fund, which is managed by dual employees of Dreyfus and TBCAM, as a factor in evaluating the TBCAM Sub-Advisory Agreement during the Board Meeting.  The Board also discussed with representatives of Dreyfus the investment strategies employed by TBCAM in the management of the Fund's assets.  The Board noted TBCAM's reputation and experience with respect to small/mid cap equity investing, each portfolio manager's experience, and Dreyfus' experience in selecting, evaluating, and overseeing investment managers.  Based on these factors, the Board supported a decision to approve the TBCAM Sub-Advisory Agreement.

Costs of Services to be Provided.  The Board considered the proposed fee payable under the TBCAM Sub-Advisory Agreement, noting that the proposed fee would be paid by Dreyfus, and not the Fund, and, thus, would not impact the fee paid by the Fund.  The Board concluded that the proposed fee payable to TBCAM by Dreyfus in its capacity as sub-adviser was reasonable and appropriate.

Profitability and Economies of Scale to be Realized.  The Board recognized that, because TBCAM's fee would be paid by Dreyfus, and not the Fund, an analysis of profitability and economies of scale was more appropriate in the context of the Board's consideration of the Investment Advisory Agreement.  Accordingly, considerations of profitability and economies of scale with respect to TBCAM were not relevant to the Board's determination to approve the TBCAM Sub-Advisory Agreement.

The Board also considered whether there were any ancillary benefits that may accrue to TBCAM and its affiliates as a result of TBCAM's relationship with the Fund.  The Board concluded that TBCAM may direct Fund brokerage transactions to certain brokers to obtain research and other services.  However, the Board noted that TBCAM is required to select brokers who meet the Fund's requirements for seeking best execution, and that Dreyfus will monitor and evaluate TBCAM's trade execution with respect to Fund brokerage transactions on a quarterly basis and will provide reports to the Board on these matters.  In addition, the Board recognized that, because TBCAM is a subsidiary of BNY Mellon, BNY Mellon will benefit from the sub-investment advisory fee paid by Dreyfus to TBCAM.  The Board concluded that the benefits that were expected to accrue to TBCAM and its affiliates by virtue of its relationship with the Fund were reasonable.

In considering the materials and information described above, the Independent Trustees received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, all of whose members are Independent Trustees, with the assistance of independent legal counsel, concluded that the initial approval of the TBCAM Sub-Advisory Agreement was in the best interests of the Fund, and approved the TBCAM Sub-Advisory Agreement for the Fund.

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PROPOSAL 4:
TO APPROVE THE IMPLEMENTATION OF A "MANAGER OF MANAGERS" ARRANGEMENT WHEREBY DREYFUS, THE FUNDS' INVESTMENT ADVISER, UNDER CERTAIN CIRCUMSTANCES, WOULD BE ABLE TO HIRE AND REPLACE AFFILIATED AND UNAFFILIATED SUB-ADVISERS FOR EACH FUND WITHOUT OBTAINING SHAREHOLDER APPROVAL

Shareholders of each Fund vote separately on Proposal 4.

Introduction

Proposal 4 seeks shareholder approval to implement a "manager of managers" arrangement to enable Dreyfus to hire and replace sub-advisers in the future that are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined in the 1940 Act) of Dreyfus' ultimate parent company, which is BNY Mellon, without shareholder approval.  Because the Funds currently do not have such approval, Dreyfus must first seek shareholder approval of any sub-adviser for the Funds as it is doing in Proposals 3.A, 3.B and 3.C.

"Manager of Managers" Arrangement

Currently, hiring or replacing a sub-adviser generally requires shareholder approval of the sub-investment advisory agreement, pursuant to Section 15(a) of the 1940 Act.  Because the process of seeking shareholder approval of sub-investment advisory agreements is administratively burdensome and costly to a fund (and therefore indirectly to the fund's shareholders), it may cause delays in executing changes that the fund's board and the investment adviser have determined are necessary or desirable.  As a result, many mutual funds and their investment advisers have requested and obtained orders from the Securities and Exchange Commission (the "SEC") exempting them from certain requirements of Section 15(a) of the 1940 Act, and the rules thereunder, to permit them to hire and replace sub-advisers without shareholder approval.  Dreyfus has obtained from the SEC such an exemptive order (the "Exemptive Order"), upon which the Funds may rely, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with sub-advisers that are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined in the 1940 Act) of BNY Mellon, without obtaining shareholder approval.  The Exemptive Order also relieves the Funds from disclosing the sub-investment advisory fee paid by Dreyfus to an unaffiliated sub-adviser in documents filed with the SEC and provided to shareholders.  In addition, pursuant to the Exemptive Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-adviser that is an affiliate in documents filed with the SEC and provided to shareholders; such fees would be aggregated with fees payable to Dreyfus.  Before a Fund may rely on the Exemptive Order, however, the proposed "manager of managers" arrangement must be approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

If the manager of managers arrangement is approved by Fund shareholders, Dreyfus will continue to provide investment management of the respective Fund's portfolio in accordance with the Fund's investment objective and policies, and, subject to review and approval of the Board, will:  (i) set the Fund's overall investment strategies; (ii) evaluate, select, and recommend any sub-advisers to manage all or a part of the Fund's assets; and (iii) implement procedures reasonably designed to ensure that sub-advisers comply with the Fund's investment objective, policies and restrictions.  Subject to review by the Board, Dreyfus will (a) when appropriate, allocate and reallocate the Fund's assets among sub-advisers; and (b) monitor and evaluate the performance of sub-advisers.

Under the proposed "manager of managers" arrangement, the Board would evaluate and approve all sub-investment advisory agreements as well as any amendment to an existing sub-investment advisory agreement.  In reviewing a new sub-investment advisory agreement or amendment to an existing sub-investment advisory agreement, the Board will consider factors that it considers to be relevant to its determination, including the nature, extent and quality of services to be provided by the sub-adviser, the sub-adviser's composite performance for other portfolios that were comparable to the Fund with respect to its investment mandate and the sub-investment advisory fee.  Dreyfus would bear the cost of the sub-investment advisory fee payable to any such sub-adviser.

Operation of a Fund under the proposed "manager of managers" arrangement would not:  (1) permit the investment advisory fee paid by the Fund to Dreyfus to be increased without shareholder approval; or (2) diminish Dreyfus' responsibilities to the Fund, including Dreyfus' overall responsibility for the portfolio management services furnished by a sub-adviser.

Under the "manager of managers" arrangement, shareholders would receive notice of, and information pertaining to, any new sub-investment advisory agreement.  In particular, except as modified by the Exemptive Order, shareholders would receive the same information about a new sub-investment advisory agreement and a new sub-adviser that they would receive in a proxy statement related to their approval of a new sub-investment advisory agreement in the absence of a "manager of managers" arrangement.

If Proposal 4 is not approved by the shareholders of a Fund, shareholder approval would continue to be required for Dreyfus to enter into or materially amend a sub-investment advisory agreement with respect to the Fund, such as the approvals being sought in Proposals 3.A, 3.B and 3.C.

Additional Information About Dreyfus

Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as investment adviser to the Fund, subject to the supervision of the Board.  Founded in 1947, Dreyfus manages approximately $246 billion in 165 mutual fund portfolios.  Dreyfus, a wholly-owned subsidiary of BNY Mellon, is the primary mutual fund business of BNY Mellon, a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets.  BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Mellon has $26.2 trillion in assets under custody and administration and $1.4 trillion in assets under management.  BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.  BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bnymellon.com.

Pursuant to Investment Advisory Agreements with the Trust with respect to the Global Fixed Income Fund, the Tax Exempt Bond Fund and the Small/Mid Cap Growth Fund, each dated December 1, 2008, as amended October 31, 2013 (each, an "Investment Advisory Agreement" and collectively, the "Investment Advisory Agreements"), and subject to the supervision and approval of the Board, Dreyfus provides investment management of each Fund's portfolio in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information as from time to time in effect.  In connection therewith, Dreyfus supervises each Fund's investments and conducts or supervises a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets.  Dreyfus furnishes to the Fund such statistical information, with respect to the investments which the Fund may hold or contemplate purchasing, as the Fund may reasonably request.  Each Investment Advisory Agreement permits Dreyfus to enter into sub-investment advisory agreements with one or more sub-advisers.  Each Investment Advisory Agreement is subject to annual approval by (i) the Board or (ii) vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance also is approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval.  Each Investment Advisory Agreement is terminable without penalty, on 60 days' notice, by the Board, by vote of the holders of a majority of the Fund's outstanding voting securities, or by Dreyfus.  Each Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).  Each Investment Advisory Agreement provides that Dreyfus will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, except by reason of willful misfeasance, bad faith or gross negligence in the performance of Dreyfus' duties, or by reason of Dreyfus' reckless disregard of its obligations and duties, under the Investment Advisory Agreement.  The Investment Advisory Agreements of the Global Fixed Income Fund, the Tax Exempt Bond Fund and the Small/Mid Cap Growth Fund were last approved by the Board at meetings held on February 13-14, 2013 and by Fund shareholders on July 30, 2001.  A discussion regarding the basis for the Board's approving the Investment Advisory Agreement is available in the Global Fixed Income Fund's semi-annual report for the six-month period ended June 30, 2013 and in the Tax Exempt Bond Fund's and the Small/Mid Cap Growth Fund's semi-annual reports for the six-month period ended March 31, 2013.  The Global Fixed Income Fund and the Tax Exempt Bond Fund each have agreed to pay Dreyfus an investment advisory fee at the annual rate of .40% of the value of the Fund's average daily net assets, and the Small/Mid Cap Growth Fund has agreed to pay Dreyfus an investment advisory fee at the annual rate of .60% of the value of the Fund's average daily net assets.  For the fiscal year ended December 31, 2012, the Global Fixed Income Fund paid Dreyfus an investment advisory fee of $975,728.  For the fiscal year ended September 30, 2013, the investment advisory fee payable by the Tax Exempt Bond Fund to Dreyfus amounted to $544,685, of which $213,470 was waived by Dreyfus pursuant to an expense limitation agreement in effect, resulting in an investment advisory fee of $331,215 being paid by the Tax Exempt Bond Fund to Dreyfus.  For the fiscal year ended September 30, 2013, the Small/Mid Cap Growth Fund paid Dreyfus an investment advisory fee of $4,272,684.

The following persons are officers and/or directors of Dreyfus:  J. Charles Cardona, President and a director; Diane P. Durnin, Vice Chair and a director; Bradley J. Skapyak, Chief Operating Officer and a director; Patrice M. Kozlowski, Senior Vice President–Corporate Communications; Gary E. Abbs, Vice President–Tax; Jill Gill, Vice President–Human Resources; Tracy A. Hopkins, Vice President–Cash Strategies; Joanne S. Huber, Vice President–Tax; Anthony Mayo, Vice President–Information Systems; Kathleen Geis, Vice President; John E. Lane, Vice President; Dean M. Steigauf, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; John Pak, Chief Legal Officer; Christopher O'Connor, Chief Administrative Officer; James Bitetto, Secretary; and Robert G. Capone, Mitchell E. Harris, Andrew Provencher and Cynthia Fryer Steer, directors.  Messrs. Skapyak, Connolly and Bitetto also serve as officers of the Trust.  Mr. Skapyak serves as President, Mr. Connolly serves as Chief Compliance Officer and Mr. Bitetto serves as Vice President and Assistant Secretary of the Trust.  No other officers or directors of Dreyfus serve as officers or Trustees of the Trust.  The address of each officer and/or director of Dreyfus is 200 Park Avenue, New York, New York 10166.

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Required Vote and the Board's Recommendation

The approval of each Proposal with respect to a Fund requires the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act.  Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT TRUSTEES,
RECOMMENDS THAT SHAREHOLDERS
VOTE "FOR" EACH PROPOSAL AS DESCRIBED ABOVE.

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VOTING INFORMATION

Proxies, Quorum and Voting at the Meeting

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" a Proposal.  If a proxy is properly executed and returned marked with an abstention or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares and the broker or nominee does not have discretionary power to vote on the Proposals) (together, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Abstentions will not constitute a vote "FOR" a Proposal.  For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for a Proposal.

A quorum is constituted for a Fund by the presence in person or by proxy of the holders of fifty percent (50%) of the Fund's outstanding shares entitled to vote at the Meeting.  If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund.  In determining whether to adjourn the Meeting with respect to one or more Proposals, the following factors may be considered:  the nature of the Proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation.  Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" a Proposal in favor of such adjournment with respect to the Proposal, and will vote those proxies required to be voted "AGAINST" a Proposal against any adjournment with respect to the Proposal.  A shareholder vote may be taken for one or more of the Proposals prior to any adjournment if sufficient votes have been received for approval.

With respect to Fund shares for which Dreyfus or its affiliates have voting authority, such shares will be voted in accordance with the recommendation of an independent fiduciary.

With respect to Dreyfus-sponsored individual retirement accounts ("IRAs"), the Individual Retirement Custodial Account Agreement governing the IRAs requires BNYM, as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions.  However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportion as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders.  Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNYM will vote the IRA shares in the same proportion as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

Methods of Solicitation and Expenses

The cost of preparing, assembling and mailing this Combined Proxy Statement and the attached Notice of Special Joint Meeting of Shareholders and the accompanying proxy card(s) is expected to be approximately $75,000 for the Global Fixed Income Fund, $40,000 for the Tax Exempt Bond Fund and $125,000 for the Small/Mid Cap Growth Fund, which will be borne by the respective Fund.  In addition to the use of the mail, proxies may be solicited personally or by telephone, and the Funds may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  The Funds will retain D.F. King & Co., Inc. to assist in the solicitation of proxies, which is expected to cost approximately $30,000 for the Global Fixed Income Fund, $4,000 for the Tax Exempt Bond Fund and $40,000 for the Small/Mid Cap Growth Fund, plus any out of pocket expenses, such cost to be borne by the respective Fund, and is included in the estimated total expenses listed above.  For Funds with an expense limitation in effect, Dreyfus may bear all or a portion of such Funds' expenses with respect to the Meeting.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Combined Proxy Statement and proxy card.  Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.  Any Fund shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

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ADDITIONAL INFORMATION

Information about Other Fund Service Providers

Dreyfus also serves as each Fund's administrator pursuant to a Fund Accounting and Administrative Services Agreement between the Trust and Dreyfus.  Pursuant to said Agreement, Dreyfus prepares and maintains the general ledgers and financial statements of each Fund, obtains data from the Fund's transfer agent and custodian necessary to calculate daily the net asset value of the Fund's share classes, audits certain data and transactions of the custodian, transfer agent and Dreyfus, provides regulatory, shareholder and other miscellaneous reporting and prepares and maintains certain required books, records and other documents.  For the fiscal years ended December 31, 2012, with respect to the Global Fixed Income Fund, and September 30, 2013, with respect to the Tax Exempt Bond Fund and the Small/Mid Cap Growth Fund, the Global Fixed Income Fund, the Tax Exempt Bond Fund and the Small/Mid Cap Growth Fund paid Dreyfus, as administrator, administration fees of $181,635, $81,703 and $124,496, respectively.

MBSC Securities Corporation ("MBSC"), a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as distributor (i.e., principal underwriter) of each Fund's shares pursuant to a distribution agreement between the Trust and MBSC.

Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's transfer and dividend disbursing agent.  Dreyfus Transfer, Inc. receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month, and is reimbursed for certain out-of-pocket expenses.

Payments to Affiliated Brokers

During the Global Fixed Income Fund's most recent fiscal year ended December 31, 2012 and the Tax Exempt Bond Fund's and the Small/Mid Cap Growth Fund's most recent fiscal years ended September 30, 2013, the Funds did not pay any commissions to affiliated brokers.

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OTHER MATTERS

The Board is not aware of any other matters which may come before the Meeting.  However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

Under the proxy rules of the SEC, shareholder proposals meeting requirements contained in those rules may, under certain conditions, be included in a Fund's proxy materials for a particular meeting of shareholders.  One of these conditions relates to the timely receipt by the Fund of any such proposal.  Since the Funds do not have a regular annual meeting of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Fund a reasonable time before the solicitation of proxies for the meeting is made.  The fact that a Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in proxy materials since there are other requirements in the proxy rules relating to such inclusion.

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NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the Funds, in care of Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of this Combined Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

Dated:  December 20, 2013

EXHIBIT A

FORM OF
SUB-INVESTMENT ADVISORY AGREEMENT WITH
STANDISH MELLON ASSET MANAGEMENT COMPANY LLC

SUB-INVESTMENT ADVISORY AGREEMENT

THE DREYFUS CORPORATION
200 Park Avenue
New York, New York  10166

________, 2014

Standish Mellon Asset Management Company LLC
BNY Mellon Center
201 Washington Street, Suite 2900
Boston, Massachusetts  02108-4408

Ladies and Gentlemen:

As you are aware, Dreyfus Investment Funds (the "Fund") desires to employ the capital of the series named on Schedule 1 hereto, as such Schedule may be revised from time to time (each, a "Series"), by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in the relevant Series' Prospectus and Statement of Additional Information as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Fund's Board.  The Fund employs The Dreyfus Corporation (the "Adviser") to act as the Series' investment adviser pursuant to a written agreement (the "Investment Advisory Agreement"), a copy of which has been furnished to you.  The Adviser is authorized to and desires to retain you, and you hereby agree to accept such retention, to act as the Series' sub-investment adviser with respect to that portion of the Series' assets which may be assigned to you from time to time (the "sub-advised assets").

In connection with your serving as sub-investment adviser to the Series, it is understood that from time to time you will employ or associate with yourself such person or persons as you may believe to be particularly fitted to assist you in the performance of this Agreement.  Such person or persons may be officers or employees of both you and the Fund.  The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Fund's behalf in any such respect.

Subject to the supervision and approval of the Adviser and the Fund's Board, you will provide investment management of the sub-advised assets.  Your advisory duties and responsibilities hereunder shall pertain only to the sub-advised assets.  You will provide such investment management in accordance with the Series' investment objective(s), policies and limitations as stated in the Series' Prospectus and Statement of Additional Information as from time to time in effect and provided to you.  In connection therewith, you (i) will obtain and provide investment research and supervise the Series' investments with respect to the sub-advised assets and (ii) will conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the sub-advised assets, including the placing of portfolio transactions for execution with brokers or dealers.  You agree that, in placing any orders with selected brokers and dealers, you will attempt to obtain the best net result in terms of price and execution.  Consistent with this obligation and in accordance with applicable securities laws, you, in your discretion, may purchase and sell portfolio securities from and to brokers and dealers who provide you with research, analysis, advice and similar services.  You may pay to brokers and dealers, in return for such research and analysis, a higher commission than may be charged by other brokers and dealers, subject to your good faith determination that such commission is reasonable in terms either of the particular transaction or of your overall responsibility to the Fund, the Series and your other clients and that the total commissions paid by the Series will be reasonable in relation to the benefits to the Series over the long term and, if applicable, subject to compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended.  Such authorization is subject to termination at any time by the Fund's Board for any reason.  In addition, you are authorized to allocate purchase and sale orders for portfolio securities to brokers and dealers that are affiliated with you, the Adviser, the Series' principal underwriter or any other sub-investment adviser to the Series if you believe that the quality of the transaction and the commission are comparable to what they would be with other qualified firms, and provided that the transactions are consistent with the Fund's Rule 17e-1 procedures.  In no instance may portfolio securities be purchased from or sold to you, the Adviser, the Series' principal underwriter, any other sub-investment adviser to the Series or any person affiliated with you, the Adviser, the Series' principal underwriter, any other sub-investment adviser to the Series or the Series, except in accordance with the applicable securities laws and the rules and regulations thereunder, including Rules 17a-7 and 17a-10 under the Investment Company Act of 1940, as amended, and any exemptive order then currently in effect.  The Adviser will periodically provide you with a list of the affiliates of the Adviser or the Series to which investment restrictions apply, and will specifically identify in writing (a) all publicly traded companies in which the Series may not invest, together with ticker symbols for all such companies, and (b) any affiliated brokers and any restrictions that apply to the use of those brokers by the Series.

Proxies of companies whose shares are part of the sub-advised assets shall be voted as described in the Series' Prospectus and Statement of Additional Information, and you shall not be required to assume any responsibility for the voting of such proxies without your prior consent.  You are authorized and agree to act on behalf of the Series with respect to any reorganizations, exchange offers and other voluntary corporate actions in connection with securities held in the sub-advised assets in such manner as you deem advisable, unless the Series or the Adviser otherwise specifically directs in writing.  You shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the sub-advised assets.  The Adviser shall furnish you with copies of the Series' Prospectuses, Statements of Additional Information and shareholder reports.  You will be provided the opportunity to review and approve any description of you and your investment process set forth in the Series' Prospectus, Statement of Additional Information and shareholder reports.  The Adviser also will furnish you with copies of Prospectus or Statement of Additional Information supplements that disclose any changes to the Series' investment objective, policies, strategies or restrictions.

You will furnish to the Adviser or the Fund such information, with respect to the investments which the Series may hold or contemplate purchasing in connection with the sub-advised assets, as the Adviser or the Fund may reasonably request.  The Fund and the Adviser wish to be informed of important developments materially affecting the sub-advised assets and shall expect you, on your own initiative, to furnish to the Fund or the Adviser from time to time such information as you may believe appropriate for this purpose.  In connection therewith, you will notify the Adviser if you become aware of any securities litigation class actions or settlements affecting the investments which the Series may hold or may have held in the sub-advised assets.  Upon reasonable request, you will make available your officers and employees to meet with the Fund's Board and/or the Adviser to review the sub-advised assets.

You will maintain all required books and records with respect to the securities transactions of the Series for the sub-advised assets, and will furnish the Fund's Board and the Adviser with such periodic and special reports as the Fund's Board or the Adviser reasonably may request.  You hereby agree that all records which you maintain for the Fund or the Adviser are the property of the Fund or the Adviser, and agree to preserve for the periods prescribed by applicable law any records which you maintain for the Fund or the Adviser and which are required to be maintained, and further agree to surrender promptly to the Fund or the Adviser any records which you maintain for the Fund or the Adviser upon request by the Fund or the Adviser, provided that you shall have reasonable opportunity to create and maintain copies of applicable records.

The Adviser and you each agree to comply with applicable laws, rules and regulations, including the Investment Advisers Act of 1940, as amended, and the Investment Company Act of 1940, as amended.  You will promptly notify the Fund's Chief Compliance Officer (a) in the event the Securities and Exchange Commission or other governmental authority has censured you, placed limitations upon your activities, functions or operations, suspended or revoked your registration, as an investment adviser, or has commenced proceedings or an investigation that may result in any of these actions; or (b) upon becoming aware of any material fact relating to you that is not contained in the Series' Prospectus or Statement of Additional Information, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.  Upon request, and in accordance with the scope of your obligations and responsibilities contained in this Agreement, you will provide reasonable assistance to the Fund in connection with the Series' compliance with applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder, and Rule 38a-1 under the Investment Company Act of 1940, as amended.  Such assistance shall include, but not be limited to, (i) certifying periodically, upon the request of the Fund's Chief Compliance Officer, that you are in compliance with all applicable "federal securities laws," as required by Rule 38a-1 under the Investment Company Act of 1940, as amended, and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended; (ii) facilitating and cooperating with the Fund's Chief Compliance Officer to evaluate the effectiveness of your compliance controls; (iii) providing the Fund's Chief Compliance Officer with direct access to your compliance personnel; (iv) providing the Fund's Chief Compliance Officer with periodic reports; and (v) promptly providing the Fund's Chief Compliance Officer with special reports in the event of material compliance violations.  Upon request, you will provide certifications to the Fund, in a form satisfactory to the Fund, to be relied upon by the Fund's officers certifying the Fund's periodic reports on Form N-CSR pursuant to Rule 30a-2 under the Investment Company Act of 1940, as amended.

You shall exercise your best judgment in rendering the services to be provided hereunder, and the Adviser agrees as an inducement to your undertaking the same that you shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by the Fund, the Series or the Adviser, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to the Adviser, the Fund, the Series or the Series' security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.  The Fund is expressly made a third party beneficiary of this Agreement with rights as respect to the Series to the same extent as if it had been a party hereto.

In consideration of services rendered pursuant to this Agreement, the Adviser will pay you on the first business day of each month, out of the investment advisory fee it receives and only to the extent thereof, a fee at the annual rate set forth on Schedule 1 hereto.  If the Adviser waives all or a portion of the investment advisory fee it is entitled to receive from the Series, the fee payable to you pursuant to this Agreement may be reduced as you and the Adviser mutually agree.  The fee for the period from the effective date of this Agreement to the end of the month thereof shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable within 10 business days of the date of termination of this Agreement.  For the purpose of determining fees payable to you, the value of the Series' net assets shall be computed in the manner specified in the Series' then-current Prospectus and Statement of Additional Information for the computation of the value of the Series' net assets.

Net asset value shall be computed on such days and at such time or times as described in the Series' then-current Prospectus and Statement of Additional Information.  You agree to monitor the sub-advised assets and to notify the Adviser on any day that you determine that a significant event has occurred with respect to one or more securities held in the sub-advised assets that would materially affect the value of such securities (provided that you shall not be responsible for providing information based on valuations provided by third party services which value securities based upon changes in one or more broad-based indices).  At the request of the Adviser or the Fund's Valuation Committee, you agree to provide additional reasonable assistance to the Adviser, the Fund's Valuation Committee and the Series' pricing agents in valuing the sub-advised assets, including in connection with fair value pricing of the sub-advised assets.

You will bear all expenses in connection with the performance of your services under this Agreement.  All other expenses to be incurred in the operation of the Series (other than those borne by the Adviser) will be borne by the Series, except to the extent specifically assumed by you.  The expenses to be borne by the Series include, without limitation, the following:  taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not the Adviser's or your officers, directors or employees or holders of 5% or more of the outstanding voting securities of you or the Adviser or any affiliate of you or the Adviser, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses.

The Adviser understands that in entering into this Agreement you have relied upon the inducements made by the Fund to you under the Investment Advisory Agreement.  The Adviser also understands that you now act, and that from time to time hereafter you may act, as investment adviser or sub-investment adviser to one or more investment companies and fiduciary or other managed accounts, and the Adviser has no objection to your so acting, provided that when the purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more companies or accounts managed by you and which have available funds for investment in the case of a purchase, the available securities will be allocated in a manner believed by you to be equitable to each company or account.  It is recognized that in some cases this procedure may adversely affect the price paid or received by the Series or the size of the position obtainable for or disposed of by the Series.

It is also understood that (i) you shall be prohibited from consulting with any other sub-investment adviser to the Series (including, in the case of an offering of securities subject to Section 10(f) of the Investment Company Act of 1940, as amended, any sub-investment adviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for the Series in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act of 1940, as amended, and (ii) your responsibility regarding investment advice hereunder is limited to the sub-advised assets.

In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Series or the Adviser in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement.  In no event will you have any responsibility for any other series of the Fund, for any portion of the Series' assets not managed by you or for the acts or omissions of any other sub-investment adviser to the Fund or the Series.  In particular, in the event that you manage only a segment of the Series' assets, you shall have no responsibility for the Series being in violation of any applicable law or regulation or investment policy or restriction applicable to the Series as a whole, or for the Series failing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), if the securities and other holdings of the segment of the Series' assets managed by you are such that your segment would not be in such violation or fail to so qualify if such segment were deemed a separate series of the Fund or a separate regulated investment company under the Code, unless such violation was due to your failure to comply with written guidelines adopted by the Fund or the Adviser and provided to you.  Any person, even though also your officer, director, partner, employee or agent, who may be or become an officer, Board member, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund, to be rendering such services to or acting solely for the Fund and not as your officer, director, partner, employee, or agent or one under your control or direction even though paid by you.

As to each Series, this Agreement shall continue until the date set forth opposite such Series' name on Schedule 1 hereto (the "Reapproval Date"), and thereafter shall continue automatically for successive annual periods ending on the day of each year set forth opposite the Series' name on Schedule 1 hereto (the "Reapproval Day"), provided such continuance is specifically approved at least annually by (i) the Fund's Board or (ii) vote of a majority (as defined in the Investment Company Act of 1940, as amended) of the Series' outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in said Act) of the Fund or any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  As to each Series, this Agreement is terminable without penalty (i) by the Adviser on not more than 60 days' notice to you, (ii) by the Fund's Board or by vote of the holders of a majority of the Series' outstanding voting securities on not more than 60 days' notice to you, or (iii) by you on not less than 90 days' notice to the Fund and the Adviser.  This Agreement also will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in said Act or the Investment Advisers Act of 1940, as amended) and you shall be notified by the Fund and the Adviser, or you shall notify the Fund and the Adviser, as applicable, as soon as possible before any such assignment occurs.  In addition, notwithstanding anything herein to the contrary, if the Investment Advisory Agreement terminates for any reason, this Agreement shall terminate effective upon the date the Investment Advisory Agreement terminates.

The Adviser acknowledges that it has received and has had an opportunity to read a copy of your Form ADV Part 2A (the "Brochure") and a copy of the Form ADV Part 2B with respect to your personnel with the most significant responsibility for providing advisory services to the Series (the "Brochure Supplement").  The Adviser agrees that the Brochure and Brochure Supplement, as well as other client communications, may be transmitted to the Adviser electronically.

Unless indicated on Schedule 1 hereto, the Fund has claimed an exclusion from the definition of a Commodity Pool Operator pursuant to CFTC Rule 4.5 (the "CPO Exclusion") and you shall not manage the sub-advised assets in a manner that would cause the Fund (as if the Fund was comprised solely of the sub-advised assets) to not qualify for the CPO Exclusion until otherwise indicated for the Fund on such Schedule.  If the Fund is identified on Schedule 1 as not claiming the CPO Exclusion and you intend to rely on CFTC Rule 4.7, unless Schedule 1 states to the contrary, the Adviser represents that the Fund is a "qualified eligible person" under the rule, consents to the Fund being treated as an exempt account under the rule, and acknowledges the legend set forth above its signature below.

No provision of this Agreement may be changed, waived or discharged unless signed in writing by the parties hereto.  This Agreement shall be governed by the laws of the State of New York, without regard to the conflict of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the Investment Company Act of 1940, as amended, or the Investment Advisers Act of 1940, as amended.  This Agreement may be executed in several counterparts, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.  Nothing in this Agreement shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.  If any one or more of the provisions of this Agreement shall be held contrary to express law or against public policy, or shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remainder of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Unless otherwise provided herein or agreed to in writing by the parties, all notices, instructions or advice permitted or required under this Agreement shall be deemed to have been properly given if sent by regular first-class mail, registered mail, private courier, facsimile or electronically and addressed to (or delivered to) the respective party at the address set forth above or at such other address or addresses as shall be specified, in each case, in a notice similarly given.  Each party may rely upon any notice from the other party or other communication reasonably believed by the receiving party to be genuine.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION.  THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE.  CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours,

THE DREYFUS CORPORATION

By:
		Name:	Bradley J. Skapyak
		Title:	Chief Operating Officer

Accepted:

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC

By:
Name:	Desmond Mac Intyre
Title:	Chairman and Chief Executive Officer

SCHEDULE 1

Name of Series	Reapproval Date	Reapproval Day

Dreyfus/Standish Global Fixed Income Fund	April 4, 2015	April 4th

Dreyfus Tax Sensitive Total Return Bond Fund	April 4, 2015	April 4th

EXHIBIT B

FORM OF
SUB-INVESTMENT ADVISORY AGREEMENT WITH
THE BOSTON COMPANY ASSET MANAGEMENT, LLC

SUB-INVESTMENT ADVISORY AGREEMENT

THE DREYFUS CORPORATION
200 Park Avenue
New York, New York  10166

________, 2014

The Boston Company Asset Management, LLC
BNY Mellon Center
One Boston Place
Boston, Massachusetts  02108

Ladies and Gentlemen:

As you are aware, Dreyfus Investment Funds (the "Fund") desires to employ the capital of the series named on Schedule 1 hereto, as such Schedule may be revised from time to time (each, a "Series"), by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in the relevant Series' Prospectus and Statement of Additional Information as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Fund's Board.  The Fund employs The Dreyfus Corporation (the "Adviser") to act as the Series' investment adviser pursuant to a written agreement (the "Investment Advisory Agreement"), a copy of which has been furnished to you.  The Adviser is authorized to and desires to retain you, and you hereby agree to accept such retention, to act as the Series' sub-investment adviser with respect to that portion of the Series' assets which may be assigned to you from time to time (the "sub-advised assets").

In connection with your serving as sub-investment adviser to the Series, it is understood that from time to time you will employ or associate with yourself such person or persons as you may believe to be particularly fitted to assist you in the performance of this Agreement.  Such person or persons may be officers or employees of both you and the Fund.  The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Fund's behalf in any such respect.

Subject to the supervision and approval of the Adviser and the Fund's Board, you will provide investment management of the sub-advised assets.  Your advisory duties and responsibilities hereunder shall pertain only to the sub-advised assets.  You will provide such investment management in accordance with the Series' investment objective(s), policies and limitations as stated in the Series' Prospectus and Statement of Additional Information as from time to time in effect and provided to you.  In connection therewith, you (i) will obtain and provide investment research and supervise the Series' investments with respect to the sub-advised assets and (ii) will conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the sub-advised assets, including the placing of portfolio transactions for execution with brokers or dealers.  You agree that, in placing any orders with selected brokers and dealers, you will attempt to obtain the best net result in terms of price and execution.  Consistent with this obligation and in accordance with applicable securities laws, you, in your discretion, may purchase and sell portfolio securities from and to brokers and dealers who provide you with research, analysis, advice and similar services.  You may pay to brokers and dealers, in return for such research and analysis, a higher commission than may be charged by other brokers and dealers, subject to your good faith determination that such commission is reasonable in terms either of the particular transaction or of your overall responsibility to the Fund, the Series and your other clients and that the total commissions paid by the Series will be reasonable in relation to the benefits to the Series over the long term and, if applicable, subject to compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended.  Such authorization is subject to termination at any time by the Fund's Board for any reason.  In addition, you are authorized to allocate purchase and sale orders for portfolio securities to brokers and dealers that are affiliated with you, the Adviser, the Series' principal underwriter or any other sub-investment adviser to the Series if you believe that the quality of the transaction and the commission are comparable to what they would be with other qualified firms, and provided that the transactions are consistent with the Fund's Rule 17e-1 procedures.  In no instance may portfolio securities be purchased from or sold to you, the Adviser, the Series' principal underwriter, any other sub-investment adviser to the Series or any person affiliated with you, the Adviser, the Series' principal underwriter, any other sub-investment adviser to the Series or the Series, except in accordance with the applicable securities laws and the rules and regulations thereunder, including Rules 17a-7 and 17a-10 under the Investment Company Act of 1940, as amended, and any exemptive order then currently in effect.  The Adviser will periodically provide you with a list of the affiliates of the Adviser or the Series to which investment restrictions apply, and will specifically identify in writing (a) all publicly traded companies in which the Series may not invest, together with ticker symbols for all such companies, and (b) any affiliated brokers and any restrictions that apply to the use of those brokers by the Series.

Proxies of companies whose shares are part of the sub-advised assets shall be voted as described in the Series' Prospectus and Statement of Additional Information, and you shall not be required to assume any responsibility for the voting of such proxies without your prior consent.  You are authorized and agree to act on behalf of the Series with respect to any reorganizations, exchange offers and other voluntary corporate actions in connection with securities held in the sub-advised assets in such manner as you deem advisable, unless the Series or the Adviser otherwise specifically directs in writing.  You shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the sub-advised assets.  The Adviser shall furnish you with copies of the Series' Prospectuses, Statements of Additional Information and shareholder reports.  You will be provided the opportunity to review and approve any description of you and your investment process set forth in the Series' Prospectus, Statement of Additional Information and shareholder reports.  The Adviser also will furnish you with copies of Prospectus or Statement of Additional Information supplements that disclose any changes to the Series' investment objective, policies, strategies or restrictions.

You will furnish to the Adviser or the Fund such information, with respect to the investments which the Series may hold or contemplate purchasing in connection with the sub-advised assets, as the Adviser or the Fund may reasonably request.  The Fund and the Adviser wish to be informed of important developments materially affecting the sub-advised assets and shall expect you, on your own initiative, to furnish to the Fund or the Adviser from time to time such information as you may believe appropriate for this purpose.  In connection therewith, you will notify the Adviser if you become aware of any securities litigation class actions or settlements affecting the investments which the Series may hold or may have held in the sub-advised assets.  Upon reasonable request, you will make available your officers and employees to meet with the Fund's Board and/or the Adviser to review the sub-advised assets.

You will maintain all required books and records with respect to the securities transactions of the Series for the sub-advised assets, and will furnish the Fund's Board and the Adviser with such periodic and special reports as the Fund's Board or the Adviser reasonably may request.  You hereby agree that all records which you maintain for the Fund or the Adviser are the property of the Fund or the Adviser, and agree to preserve for the periods prescribed by applicable law any records which you maintain for the Fund or the Adviser and which are required to be maintained, and further agree to surrender promptly to the Fund or the Adviser any records which you maintain for the Fund or the Adviser upon request by the Fund or the Adviser, provided that you shall have reasonable opportunity to create and maintain copies of applicable records.

The Adviser and you each agree to comply with applicable laws, rules and regulations, including the Investment Advisers Act of 1940, as amended, and the Investment Company Act of 1940, as amended.  You will promptly notify the Fund's Chief Compliance Officer (a) in the event the Securities and Exchange Commission or other governmental authority has censured you, placed limitations upon your activities, functions or operations, suspended or revoked your registration, as an investment adviser, or has commenced proceedings or an investigation that may result in any of these actions; or (b) upon becoming aware of any material fact relating to you that is not contained in the Series' Prospectus or Statement of Additional Information, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.  Upon request, and in accordance with the scope of your obligations and responsibilities contained in this Agreement, you will provide reasonable assistance to the Fund in connection with the Series' compliance with applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder, and Rule 38a-1 under the Investment Company Act of 1940, as amended.  Such assistance shall include, but not be limited to, (i) certifying periodically, upon the request of the Fund's Chief Compliance Officer, that you are in compliance with all applicable "federal securities laws," as required by Rule 38a-1 under the Investment Company Act of 1940, as amended, and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended; (ii) facilitating and cooperating with the Fund's Chief Compliance Officer to evaluate the effectiveness of your compliance controls; (iii) providing the Fund's Chief Compliance Officer with direct access to your compliance personnel; (iv) providing the Fund's Chief Compliance Officer with periodic reports; and (v) promptly providing the Fund's Chief Compliance Officer with special reports in the event of material compliance violations.  Upon request, you will provide certifications to the Fund, in a form satisfactory to the Fund, to be relied upon by the Fund's officers certifying the Fund's periodic reports on Form N-CSR pursuant to Rule 30a-2 under the Investment Company Act of 1940, as amended.

You shall exercise your best judgment in rendering the services to be provided hereunder, and the Adviser agrees as an inducement to your undertaking the same that you shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by the Fund, the Series or the Adviser, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to the Adviser, the Fund, the Series or the Series' security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.  The Fund is expressly made a third party beneficiary of this Agreement with rights as respect to the Series to the same extent as if it had been a party hereto.

In consideration of services rendered pursuant to this Agreement, the Adviser will pay you on the first business day of each month, out of the investment advisory fee it receives and only to the extent thereof, a fee at the annual rate set forth on Schedule 1 hereto.  If the Adviser waives all or a portion of the investment advisory fee it is entitled to receive from the Series, the fee payable to you pursuant to this Agreement may be reduced as you and the Adviser mutually agree.  The fee for the period from the effective date of this Agreement to the end of the month thereof shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable within 10 business days of the date of termination of this Agreement.  For the purpose of determining fees payable to you, the value of the Series' net assets shall be computed in the manner specified in the Series' then-current Prospectus and Statement of Additional Information for the computation of the value of the Series' net assets.

Net asset value shall be computed on such days and at such time or times as described in the Series' then-current Prospectus and Statement of Additional Information.  You agree to monitor the sub-advised assets and to notify the Adviser on any day that you determine that a significant event has occurred with respect to one or more securities held in the sub-advised assets that would materially affect the value of such securities (provided that you shall not be responsible for providing information based on valuations provided by third party services which value securities based upon changes in one or more broad-based indices).  At the request of the Adviser or the Fund's Valuation Committee, you agree to provide additional reasonable assistance to the Adviser, the Fund's Valuation Committee and the Series' pricing agents in valuing the sub-advised assets, including in connection with fair value pricing of the sub-advised assets.

You will bear all expenses in connection with the performance of your services under this Agreement.  All other expenses to be incurred in the operation of the Series (other than those borne by the Adviser) will be borne by the Series, except to the extent specifically assumed by you.  The expenses to be borne by the Series include, without limitation, the following:  taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not the Adviser's or your officers, directors or employees or holders of 5% or more of the outstanding voting securities of you or the Adviser or any affiliate of you or the Adviser, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses.

The Adviser understands that in entering into this Agreement you have relied upon the inducements made by the Fund to you under the Investment Advisory Agreement.  The Adviser also understands that you now act, and that from time to time hereafter you may act, as investment adviser or sub-investment adviser to one or more investment companies and fiduciary or other managed accounts, and the Adviser has no objection to your so acting, provided that when the purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more companies or accounts managed by you and which have available funds for investment in the case of a purchase, the available securities will be allocated in a manner believed by you to be equitable to each company or account.  It is recognized that in some cases this procedure may adversely affect the price paid or received by the Series or the size of the position obtainable for or disposed of by the Series.

It is also understood that (i) you shall be prohibited from consulting with any other sub-investment adviser to the Series (including, in the case of an offering of securities subject to Section 10(f) of the Investment Company Act of 1940, as amended, any sub-investment adviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for the Series in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act of 1940, as amended, and (ii) your responsibility regarding investment advice hereunder is limited to the sub-advised assets.

In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Series or the Adviser in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement.  In no event will you have any responsibility for any other series of the Fund, for any portion of the Series' assets not managed by you or for the acts or omissions of any other sub-investment adviser to the Fund or the Series.  In particular, in the event that you manage only a segment of the Series' assets, you shall have no responsibility for the Series being in violation of any applicable law or regulation or investment policy or restriction applicable to the Series as a whole, or for the Series failing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), if the securities and other holdings of the segment of the Series' assets managed by you are such that your segment would not be in such violation or fail to so qualify if such segment were deemed a separate series of the Fund or a separate regulated investment company under the Code, unless such violation was due to your failure to comply with written guidelines adopted by the Fund or the Adviser and provided to you.  Any person, even though also your officer, director, partner, employee or agent, who may be or become an officer, Board member, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund, to be rendering such services to or acting solely for the Fund and not as your officer, director, partner, employee, or agent or one under your control or direction even though paid by you.

As to each Series, this Agreement shall continue until the date set forth opposite such Series' name on Schedule 1 hereto (the "Reapproval Date"), and thereafter shall continue automatically for successive annual periods ending on the day of each year set forth opposite the Series' name on Schedule 1 hereto (the "Reapproval Day"), provided such continuance is specifically approved at least annually by (i) the Fund's Board or (ii) vote of a majority (as defined in the Investment Company Act of 1940, as amended) of the Series' outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in said Act) of the Fund or any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  As to each Series, this Agreement is terminable without penalty (i) by the Adviser on not more than 60 days' notice to you, (ii) by the Fund's Board or by vote of the holders of a majority of the Series' outstanding voting securities on not more than 60 days' notice to you, or (iii) by you on not less than 90 days' notice to the Fund and the Adviser.  This Agreement also will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in said Act or the Investment Advisers Act of 1940, as amended) and you shall be notified by the Fund and the Adviser, or you shall notify the Fund and the Adviser, as applicable, as soon as possible before any such assignment occurs.  In addition, notwithstanding anything herein to the contrary, if the Investment Advisory Agreement terminates for any reason, this Agreement shall terminate effective upon the date the Investment Advisory Agreement terminates.

The Adviser acknowledges that it has received and has had an opportunity to read a copy of your Form ADV Part 2A (the "Brochure") and a copy of the Form ADV Part 2B with respect to your personnel with the most significant responsibility for providing advisory services to the Series (the "Brochure Supplement").  The Adviser agrees that the Brochure and Brochure Supplement, as well as other client communications, may be transmitted to the Adviser electronically.

No provision of this Agreement may be changed, waived or discharged unless signed in writing by the parties hereto.  This Agreement shall be governed by the laws of the State of New York, without regard to the conflict of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the Investment Company Act of 1940, as amended, or the Investment Advisers Act of 1940, as amended.  This Agreement may be executed in several counterparts, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.  Nothing in this Agreement shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.  If any one or more of the provisions of this Agreement shall be held contrary to express law or against public policy, or shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remainder of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Unless otherwise provided herein or agreed to in writing by the parties, all notices, instructions or advice permitted or required under this Agreement shall be deemed to have been properly given if sent by regular first-class mail, registered mail, private courier, facsimile or electronically and addressed to (or delivered to) the respective party at the address set forth above or at such other address or addresses as shall be specified, in each case, in a notice similarly given.  Each party may rely upon any notice from the other party or other communication reasonably believed by the receiving party to be genuine.

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours,

THE DREYFUS CORPORATION

By:
		Name:	Bradley J. Skapyak
		Title:	Chief Operating Officer

Accepted:

THE BOSTON COMPANY ASSET MANAGEMENT, LLC

By:
Name:	Bart Grenier
Title:	Chairman and Chief Executive Officer

SCHEDULE 1

Name of Series	Reapproval Date	Reapproval Day

Dreyfus Diversified Emerging Markets Fund	April 4, 2015	April 4th

Dreyfus/The Boston Company Small/Mid Cap Growth Fund	April 4, 2015	April 4th

Revised as of:  _________, 2014

SCHEDULE 1

Set forth below for each Fund is information as to the number of shares of the Fund outstanding and those shareholders known by the Fund to own of record or beneficially 5% or more of a class of the Fund's outstanding voting securities as of September 30, 2013.

Name of Fund and Number of Shares Outstanding	Name and Address of Shareholder	Amount of Outstanding Shares Held	Percentage of Outstanding Shares of Class Held

Global Fixed Income Fund:
Class A 4,828,830.346	American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	3,195,010.974	66.1653%
	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	962,535.867	19.9331%
Class C 974,633.805	American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	386,059.960	39.6108%
	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	168,590.519	17.2978%
	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	160,790.173	16.4975%
	Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	86,088.511	8.8329%
	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	60,967.992	6.2555%
Class I 12,721,492.230	Charles Schwab & Co Inc. Reinvest Account 101 Montgomery Street # Dept. San Francisco, CA 94104-4151	2,987,420.052	23.4833%
	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	2,009,195.168	15.7937%
	Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	1,636,849.927	12.8668%
	National Financial Services LLC For Exclusive Benefit of our Customers 499 Washington Boulevard Jersey City, NJ 07310-0000	1,309,134.107	10.2907%
	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	945,153.014	7.4296%
	Mitra & Co. FBO 98 c/o M&I Trust Company NA 11270 West Park Place Suite 400-PPW-04-WM Milwaukee, WI 53224-3623	802,547.213	6.3086%
Class Y 47.103	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	47.103	100.0000%

Tax Exempt Bond Fund:
Class A 306,312.122	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	98,832.666	32.2653%
	American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	64,505.058	21.0586%
	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	26,600.129	8.6840%
	San Jacinto College Foundation 4624 Fairmont Parkway Suite 208 Pasadena, TX 77504-3329	23,285.458	7.6019%
Class C 81,434.139	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	36,872.339	45.2787%
	Raymond James Omnibus for Mutual Funds House Acct Firm 880 Carillon Parkway Saint Petersburg, FL 33716-1102	14,619.825	17.9529%
	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	11,164.918	13.7104%
	American Enterprise Investment SVC 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	9,186.524	11.2809%
	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1986	5,677.452	6.9718%
Class I 5,453,714.717	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Boulevard Jersey City, NJ 07310-0000	1,369,455.047	25.1105%
	J.P. Morgan Clearing Corp. 3 Chase Metrotech Center Brooklyn, NY 11245-0001	1,314,972.075	24.1115%
	Boston Safe Deposit & Trust Co. P.O. Box 3198 Pittsburgh, PA 15230-3198	1,039,806.809	19.0660%
	Charles Schwab & Co. Inc. Special Custody Account For Benefit of Customers 101 Montgomery Street San Francisco, CA 94104-4151	596,279.902	10.9335%
	Wells Fargo Bank of Minnesota, NA Mutual Fund Fees P.O. Box 560067 Charlotte, NC 28256-0067	300,119.224	5.5030%
Class Y 44.248	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	44.248	100.0000%

Small/Mid Cap Growth Fund:
Class A 10,283,070.001	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	2,032,761.403	19.7680%
	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Boulevard Jersey City, NJ 07310-0000	1,078,139.643	10.4846%
Class C 373,890.331	Raymond James Omnibus for Mutual Funds House Acct Firm 880 Carillon Parkway Saint Petersburg, FL 33716-1102	66,617.051	17.8173%
	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	49,126.521	13.1393%
	American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	47,467.935	12.6957%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	43,839.121	11.7251%
	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	40,745.013	10.8976%
	Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	34,550.255	9.2407%
	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	25,991.046	6.9515%
	J.P. Morgan Clearing Corp. 3 Chase Metrotech Center Brooklyn, NY 11245-0001	21,283.271	5.6924%
Class I 31,868,773.097	National Financial Services Corp. For Exclusive Benefit of Our Customers 499 Washington Boulevard Jersey City, NJ 07310-1995	12,445,749.190	39.0531%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers 4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	4,838,759.887	15.1834%
Charles Schwab & Co Inc. Reinvest Account 101 Montgomery Street # Dept. San Francisco, CA 94104-4151	4,457,793.084	13.9880%
Class Y 58.275	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	58.275	100.0000%

Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

As of September 30, 2013, Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding voting shares of each Fund.

Important Notice Regarding Internet
Availability of Proxy Materials for the Special Joint Meeting of Shareholders of
Dreyfus/Standish Global Fixed Income Fund to be held on
February 13, 2014:
The Notice of Special Joint Meeting of Shareholders, the Combined Proxy Statement and the Fund's most recent annual and semi-annual reports to shareholders are available at
www.dreyfus.com/proxyinfo

DREYFUS INVESTMENT FUNDS DREYFUS/STANDISH GLOBAL FIXED INCOME FUND

The undersigned shareholder(s) of Dreyfus/Standish Global Fixed Income Fund (the "Fund"), a series of Dreyfus Investment Funds (the "Trust"), hereby appoint(s) James Bitetto and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on December 6, 2013, at a Special Joint Meeting of Shareholders to be held at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, at 9:30 a.m., on Thursday, February 13, 2014 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Combined Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSALS SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY  11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)  Read the Combined Proxy Statement and have the proxy card below at hand.
2)  Go to website www.proxyvote.com.
3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Combined Proxy Statement and have the proxy card below at hand.
2)  Call 1-877-907-7646.
3)  Follow the instructions.

To vote by Mail

1)  Read the Combined Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DREYFUS/STANDISH GLOBAL FIXED INCOME FUND

Proposal 2.A:	To approve revising the Fund's fundamental investment restriction on borrowing, issuing senior securities and pledging assets.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2.B:	To approve revising the Fund's fundamental investment restriction on making loans.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2.C:	To approve revising the Fund's fundamental investment restriction on investing in derivatives.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2.D:	To approve removing the Fund's fundamental investment restriction regarding issuer diversification.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2.E:	To approve removing the Fund's fundamental investment restriction on margin.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2.F:	To approve revising the Fund's fundamental investment restriction on investing in real estate and real estate-related securities.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 3.A:	To approve a Sub-Investment Advisory Agreement for the Fund between Dreyfus and Standish Mellon Asset Management Company LLC.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 4:
To approve the implementation of a "manager of managers" arrangement whereby Dreyfus, the Fund's investment adviser, under certain circumstances, would be able to hire and replace affiliated and unaffiliated sub-advisers for the Fund without obtaining shareholder approval.

FOR	AGAINST	ABSTAIN
☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Shareholders and Combined Proxy Statement is acknowledged.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

Important Notice Regarding Internet
Availability of Proxy Materials for the Special Joint Meeting of Shareholders of
Dreyfus/Standish Intermediate Tax Exempt Bond Fund to be held on
February 13, 2014:
The Notice of Special Joint Meeting of Shareholders, the Combined Proxy Statement and the Fund's most recent annual report to shareholders are available at
www.dreyfus.com/proxyinfo

DREYFUS INVESTMENT FUNDS DREYFUS/STANDISH INTERMEDIATE TAX EXEMPT BOND FUND

The undersigned shareholder(s) of Dreyfus/Standish Intermediate Tax Exempt Bond Fund (the "Fund"), a series of Dreyfus Investment Funds (the "Trust"), hereby appoint(s) James Bitetto and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on December 6, 2013, at a Special Joint Meeting of Shareholders to be held at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, at 9:30 a.m., on Thursday, February 13, 2014 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Combined Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSALS SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY  11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)  Read the Combined Proxy Statement and have the proxy card below at hand.
2)  Go to website www.proxyvote.com.
3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Combined Proxy Statement and have the proxy card below at hand.
2)  Call 1-877-907-7646.
3)  Follow the instructions.

To vote by Mail

1)  Read the Combined Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DREYFUS/STANDISH INTERMEDIATE TAX EXEMPT BOND FUND

Proposal 1.A:	To approve changing the Fund's investment objective.
FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 1.B:
To approve removing the Fund's fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets in municipal bonds that provide income exempt from federal personal income tax.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 1.C:	To approve removing the Fund's fundamental investment policy to invest at least 65% of its net assets in general obligation bonds and revenue bonds.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2.A:	To approve revising the Fund's fundamental investment restriction on borrowing, issuing senior securities and pledging assets.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2.B:	To approve revising the Fund's fundamental investment restriction on making loans.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2.C:	To approve revising the Fund's fundamental investment restriction on investing in derivatives.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2.D:	To approve removing the Fund's fundamental investment restriction regarding issuer diversification.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2.E:	To approve removing the Fund's fundamental investment restriction on margin.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2.F:	To approve revising the Fund's fundamental investment restriction on investing in real estate and real estate-related securities.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2.H:	To approve changing the Fund's fundamental investment restriction with respect to investing in certain restricted or illiquid securities to a non-fundamental policy.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 3.B:	To approve a Sub-Investment Advisory Agreement for the Fund between Dreyfus and Standish Mellon Asset Management Company LLC.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 4:
To approve the implementation of a "manager of managers" arrangement whereby Dreyfus, the Fund's investment adviser, under certain circumstances, would be able to hire and replace affiliated and unaffiliated sub-advisers for the Fund without obtaining shareholder approval.

FOR	AGAINST	ABSTAIN
☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Shareholders and Combined Proxy Statement is acknowledged.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

Important Notice Regarding Internet
Availability of Proxy Materials for the Special Joint Meeting of Shareholders of
Dreyfus/The Boston Company Small/Mid Cap Growth Fund to be held on
February 13, 2014:
The Notice of Special Joint Meeting of Shareholders, the Combined Proxy Statement and the Fund's most recent annual report to shareholders are available at
www.dreyfus.com/proxyinfo

DREYFUS INVESTMENT FUNDS Dreyfus/The Boston Company Small/Mid Cap Growth Fund

The undersigned shareholder(s) of Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the "Fund"), a series of Dreyfus Investment Funds (the "Trust"), hereby appoint(s) James Bitetto and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on December 6, 2013, at a Special Joint Meeting of Shareholders to be held at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, at 9:30 a.m., on Thursday, February 13, 2014 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Combined Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSALS SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY  11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)  Read the Combined Proxy Statement and have the proxy card below at hand.
2)  Go to website www.proxyvote.com.
3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Combined Proxy Statement and have the proxy card below at hand.
2)  Call 1-877-907-7646.
3)  Follow the instructions.

To vote by Mail

1)  Read the Combined Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DREYFUS/THE BOSTON COMPANY SMALL/MID CAP GROWTH FUND

Proposal 2.A:	To approve revising the Fund's fundamental investment restriction on borrowing, issuing senior securities and pledging assets.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2.B:	To approve revising the Fund's fundamental investment restriction on making loans.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2.C:	To approve revising the Fund's fundamental investment restriction on investing in derivatives.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2.D:	To approve removing the Fund's fundamental investment restriction regarding issuer diversification.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2.E:	To approve removing the Fund's fundamental investment restriction on margin.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2.F:	To approve revising the Fund's fundamental investment restriction on investing in real estate and real estate-related securities.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2.G:	To approve removing the Fund's fundamental investment restriction with respect to purchasing additional securities if the Fund's borrowings exceed 5% of its net assets.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 3.C:	To approve a Sub-Investment Advisory Agreement for the Fund between Dreyfus and The Boston Company Asset Management, LLC.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 4:
To approve the implementation of a "manager of managers" arrangement whereby Dreyfus, the Fund's investment adviser, under certain circumstances, would be able to hire and replace affiliated and unaffiliated sub-advisers for the Fund without obtaining shareholder approval.

FOR	AGAINST	ABSTAIN
☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Shareholders and Combined Proxy Statement is acknowledged.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date